EXHIBIT 10.13


                                 Exhibit 10.13
                   Lease Agreement - Cherry Hill, New Jersey

                                     Lease
                                     -----

                          Cherry Hill Associates L.P.,


                                    Landlord


                                      and


                        Silver Diner Development, Inc.,

                                     Tenant



                               September __, 1996



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                               TABLE OF CONTENTS
                               -----------------
SECTION                                                                    PAGE
                                                                           ----

1.       Demised Premises...................................................  1

2.       Term; Renewal Options..............................................  1

3.       Base Rent; Additional Rent; Percentage Rent........................  2

4.       Operating Costs; Real Estate Taxes.................................  6

5.       Taxes on Rental....................................................  9

6.       Use of Demised Premises............................................ 10

7.       Assignment or Subletting........................................... 10

8.       Repairs and Maintenance............................................ 11

9.       Initial Site Work.................................................. 12

10.      Signs.............................................................. 12

11.      Inspection......................................................... 12

12.      Insurance.......................................................... 12

13.      Indemnification.................................................... 14

14.      Liability of Landlord.............................................. 14

15.      Alterations, Landlord Cooperation.................................. 15

16.      Mechanic's Liens................................................... 16

17.      Services and Utilities............................................. 17

18.      Damage by Fire or Casualty......................................... 17

19.      Default of Tenant.................................................. 19
         (a)  Defaults...................................................... 19
         (b)  Remedies...................................................... 19
                  (1)      Continue Lease................................... 19
                  (2)      Terminate Lease.................................. 20
                  (3)      Reimbursement of Landlord's Costs in
                           Exercising Remedies.............................. 20
                  (4)      Damages.......................................... 21
                  (5)      Remedies Are Cumulative.......................... 21
                  (6)      Waiver of Rights of Redemption................... 21
         (c)  Effect of Cure................................................ 22


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20.      Waiver............................................................. 22

21.      Subordination and Attornment....................................... 22

22.      Condemnation....................................................... 23
         (a)  Total Condemnation............................................ 23
         (b)  Taking - Parking Area......................................... 24
         (c)  Partial Taking - Improvements................................. 24
         (d)  Termination for Partial Taking................................ 24
         (e)  Condemnation Award............................................ 25
         (f)  Rent Abatement for Partial Taking............................. 26

23.      Covenant of Quiet Enjoyment........................................ 26

24.      Sale or Transfer................................................... 26

25.      No Partnership..................................................... 27

26.      No Other Rights Acquired........................................... 27

27.      Brokers............................................................ 27

28.      Notices............................................................ 27

29.      Estoppel Certificates.............................................. 27

30.      Surrender; Holding Over............................................ 28

31.      Right of Landlord to Cure Tenant's Default......................... 29

32.      Tenant's Trade Fixtures............................................ 29

33.      Tenant's Personal Property......................................... 29

34.      Benefit and Burden................................................. 30

35.      Memorandum of Lease................................................ 30

36.      Leasehold Mortgages................................................ 30

37.      Landlord or Tenant as an Individual or Partnership................. 35

38.      Mortgagee Protection............................................... 35

39.      Non-Competition.................................................... 35

40.      Excuse for Nonperformance.......................................... 36

41.      Environmental Matters.............................................. 36

42.      Landlord's Representations, Warranties and Covenants............... 37

43.      Miscellaneous...................................................... 38


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                               TABLE OF EXHIBITS
                               -----------------

      Exhibit A                  The Demised Premises

      Exhibit B                  Construction Responsibilities

      Exhibit C                  Improvements to be Constructed by Tenant

      Exhibit D                  Form of First Amendment to Lease

      Exhibit E                  Subordination, Nondisturbance and Attornment
                                 Agreement

      Exhibit F                  Existing Title Exceptions


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                            BASIC LEASE INFORMATION
                            -----------------------

LANDLORD:                            Cherry Hill Associates L.P.,
                                     a New Jersey limited partnership

LANDLORD'S ADDRESS
FOR NOTICES:                         The Rubin Organization, Inc.
                                     The Bellevue
                                     200 South Broad Street, Suite 300
                                     Philadelphia, Pennsylvania  19102
                                     Attn:  General Counsel

TENANT:                              Silver Diner Development, Inc.,
                                     a Virginia corporation

TENANT'S ADDRESS
FOR NOTICES:                         Silver Diner
                                     c/o Silver Diner Development, Inc.
                                     Corporate Office (Rear Entrance)
                                     11806 Rockville Pike
                                     Rockville, Maryland 20852
                                     Attn: Mr. Robert T. Giaimo
                                     Telecopy No. (301) 770-4521

   and a copy to:                    Silver Diner
                                     c/o Silver Diner Development, Inc.
                                     Corporate Office (Rear Entrance)
                                     11806 Rockville Pike
                                     Rockville, Maryland 20852
                                     Attn: Controller
                                     Telecopy No. (301) 770-4521

BUILDING:                            The Silver Diner restaurant building to
                                     be located at the Shopping Center
                                     (the "Building")

LAND: The building pad on which the Building will be situated together with protected ingress and egress and benefit of restricted surrounding area as shown on Exhibit A and Exhibit A-1.

DEMISED PREMISES:                    The Land

EFFECTIVE DATE:                      Sept. 30, 1996
                                     ________________

TARGET LEASE
COMMENCEMENT DATE:                   April 1, 1997


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TARGET RENT
COMMENCEMENT DATE:                   270th day after Lease Commencement Date

RENT COMMENCEMENT
DATE: The later of (A) the 270th day after the Lease Commencement Date or (B) the date on which a Kohl's store is open for business in the Shopping Center


LEASE EXPIRATION DATE:               The last day of the calendar month in
                                     which the twentieth anniversary of the
                                     Rent Commencement Date occurs subject to three five-year extensions

SHOPPING CENTER:                     Hillview Shopping Center
                                     Cherry Hill, New Jersey

TERM:                                Twenty years plus three five-year
                                     options

BASE RENT:                           The base rental for each Lease Year (a
                                     "Lease Year" being defined as each
                                     consecutive 12-month period beginning on the first day of the calendar month next following the month in which the Rent
                                     Commencement Date occurs) during the
                                     Term (hereinafter referred to as the
                                     "Base Rent"), shall be as follows:

                                 Annual             Monthly
              Lease Years       Base Rent          Base Rent
              -----------       ---------          ---------

                 1 - 5         $160,000           $13,333.00

                 6 - 10         175,000            14,583.33

                11 - 15         192,500            16,041.67

                16 - 20         211,750            17,645.83

Option 1        21 - 25         232,925            19,410.42

Option 2        26 - 30         256,218            21,351.50

Option 3        31 - 35         281,839            23,486.58


PERCENTAGE RENT:                     See Section 3(c)

BREAKPOINT AMOUNT:                   Applicable Base Rent divided by Three
                                     Percent (3%) except that the Breakpoint

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                                     Amount shall be the applicable Base
                                     Rent divided by Four Percent (4%) when
                                     Tenant is permitted to sell alcoholic
                                     beverages at the Demised Premises

PERCENTAGE RENT
MULTIPLIER:                          Three percent (3%)

INTEREST RATE:                       The prime rate of interest charged from
                                     time to time by Citibank, New York
                                     City, plus two percent (2%) per annum

RETAIL USE OF
DEMISED PREMISES:                    Full service sit-down restaurant

LANDLORD'S BROKER:                   Legend Properties, Inc.

OEA: Operation and Easement Agreement between Dayton Hudson Corporation and Landlord dated May 28, 1996



The foregoing Basic Lease Information is hereby incorporated and made a part of the Lease. Each reference in the Lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth. References in this document to the "Lease" shall mean the Basic Lease Information, the body of the Lease, and any Exhibits, Addenda, or Riders thereto. The provisions of the body of Lease shall be read to implement the Basic Lease Information.


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                                     LEASE

         THIS LEASE is made and entered into on the date set forth on the cover page hereof by Landlord and Tenant.

         1. Demised Premises. Landlord hereby leases the Demised Premises to Tenant, and Tenant hereby leases the Demised Premises from Landlord, for the Term and upon the conditions hereinafter provided. The Demised Premises are located in the Hillview Shopping Center (the "Shopping Center"). It is understood and agreed that Landlord will not make,
and is under no obligation to make,  any   structural  or  other   alterations,
decorations,   additions  or improvements in or to the Demised Premises except as set forth in Exhibit B.

         2.       Term; Renewal Options.

                  (a) Lease Commencement Date. The Term shall commence on the Lease Commencement Date and expire at midnight on the Lease Expiration Date unless extended or earlier terminated pursuant to the provisions contained herein. The Lease Commencement Date shall be the date Landlord delivers the Demised Premises to Tenant ready for Tenant to construct its Building which date shall not be earlier than March 1, 1997. Landlord shall give Tenant at least fifteen (15) days advance notice of the Lease Commencement Date. Landlord or Tenant may terminate this Lease by notice to the other if the Lease Commencement Date has not occurred by July 1, 1997, provided the party exercising the termination right has proceeded diligently to fulfill all of its obligations hereunder. The Landlord shall complete the Demised Premises in accordance with Exhibit B. The Phase One Work (as defined in Exhibit B) shall be substantially complete as of the Lease Commencement Date.

                  (b) Rent Commencement Date. The Rent Commencement Date shall be the later of (i) the 270th day after the Lease Commencement Date, or (ii) the date a Kohl's store is open for business in the Shopping Center. If the Building is not "substantially completed" by the Target Rent Commencement Date as a result of Force Majeure (as defined in Section 40), then the Rent Commencement Date shall be postponed by the total number of days of Force Majeure, not to exceed thirty (30) days. For purposes of this Lease, the term "substantially completed" shall mean that either a temporary or permanent certificate of occupancy for the Building has been issued by the applicable governmental authority.

                  (c) First Amendment to Lease. Within thirty (30) days after the Rent Commencement Date, Landlord and Tenant shall execute a First Amendment to Lease (substantially in the form of Exhibit D attached hereto) setting forth the Rent Commencement Date and Lease Expiration Date.

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                  (d)  Renewal  Options.  Tenant  shall have the  right,  at its option, to extend the Term of this Lease for three additional periods ("Renewal Terms") of five years each on all of the same terms and conditions herein set forth, except that the Base Rent payable by Tenant during each Renewal Term shall be as set forth in the Base Lease Information. Each renewal option shall be deemed to have been exercised by Tenant unless Tenant, not later than six (6) months prior to the expiration of the Term (as it may previously have been extended) in the absence of such exercise, gives notice to Landlord that Tenant will not exercise its renewal option.

         3.       Base Rent; Additional Rent; Percentage Rent.

                  (a) (1) "Base Rent" is the amount set forth in the Basic Lease Information as adjusted from time to time pursuant to the terms of this Lease. "Additional Rent" is any and all Percentage Rent (as defined in Section 3(c)(1)), and any and all other payments or charges payable by Tenant hereunder, other than Base Rent, whether due and payable immediately or in monthly installments. Throughout the Lease, Base Rent and Additional Rent are sometimes collectively referred to as the "Rent."

                      (2) Base Rent and Additional Rent (where applicable pursuant to the terms of the Lease) shall be due and payable, in advance, in equal monthly installments. If the Rent Commencement Date is a date other than the first day of a month, Rent for the month in which the Rent Commencement Date occurs shall be prorated on a daily basis based upon a thirty
(30)-day month and shall be paid in advance on or before the Rent Commencement Date. All payments of Base Rent shall be due on the first day of each and every calendar month during the Term after the Rent Commencement Date. All payments of Additional Rent (other than Percentage Rent) shall be due on the first day of each and every calendar month (except as expressly required herein). All payments of Rent shall be made to Landlord at Landlord's Address for Notices as set forth in the Basic Lease Information, or to such other party or at such other office as Landlord may designate from time to time by written notice to Tenant. All payments of Rent shall be made without demand, notice or invoice (except as expressly required herein) and without deduction, set-off or counterclaim. Except as speci fically provided in Section 22(f) and for applications of Percentage Rent under Section 3(c) of this Lease, no abatement, diminution, reduction of Rent, charges or other compensation shall be claimed by or allowed to Tenant, or any persons claiming under Tenant, under any circumstance, whether for inconvenience, discomfort, interruption of business, or otherwise. If Landlord shall at any time or times accept Rent after it shall become due and payable, such acceptance shall not excuse delay upon subse quent occasion.

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                  (b) Tenant  shall  pay any  installment  of Base Rent and any
Additional Rent (whether such Additional Rent is being paid on an installment or other basis) by check made payable to Landlord and postmarked on or before the due date.

                  (c) (1) In addition to Base Rent and any other Additional Rent payable hereunder, Tenant shall pay as percentage rent ("Percentage Rent"), an amount equal to the Percentage Rent Multiplier multiplied by the amount, if any, by which Gross Receipts (as defined below) for such Lease Year exceed the Breakpoint Amount for such Lease Year.

                      (2) Statements and payments in respect of Percentage Rent shall be made by Tenant as follows:

                                    (i)    Within thirty (30) days after the end
of each four week accounting period of each Lease Year during the Term, beginning with the accounting period first ending after the Rent Commencement Date, Tenant shall submit to Landlord (i) an accurate written statement, certified as true, complete and correct by the chief financial officer of Tenant, setting forth the amount of Gross Receipts for such accounting period and (ii) the Percentage Rent payment for such accounting period. The Percentage Rent payable for such accounting period shall be an amount equal to (A) the Percentage Rent Multiplier times the amount, if any, by which (i) the Gross Receipts for such Lease Year through such accounting period exceeds (ii) the applicable Breakpoint Amount prorated for the portion of such Lease Year through such accounting period, less (B) Percentage Rent actually paid for prior accounting periods for such Lease Year. The Breakpoint Amount shall be pro-rated on an accounting period basis. The Breakpoint Amount shall be the applicable Base Rent divided by Three Percent (3%) except that during such Accounting Periods as Tenant is at all times permitted to sell alcoholic beverages at the Demised Premises the Breakpoint Amount shall be the Applicable Base Rent divided by Four Percent (4%). The Percentage Rent shall be separately computed for those accounting periods of a Lease Year during which Tenant is permitted to sell alcoholic beverages and those accounting periods of a Lease Year when Tenant is not permitted to sell alcoholic beverages, but the results shall be netted together to determine the actual Percentage Rent payable for any Lease Year or portion of a Lease Year.

                                    (ii)   Within ninety (90) days after the end
of each Lease Year during the Term, Tenant shall submit to Landlord a written statement (the "Annual Statement"), certified by Tenant's auditor and chief financial officer as true, complete and correct and in accordance with Tenant's books and records, showing in reasonable detail the full amount of the Gross Receipts during the immediately preceding Lease Year (broken down between accounting periods during which Tenant was permitted to

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sell alcoholic beverages and  accounting  periods during which Tenant was not permitted to sell alcoholic beverages) and the Percentage Rent payable and paid for such Lease Year. If the Percentage Rent for such Lease Year shall exceed the Percentage Rent theretofore paid in respect of such Lease Year, the balance due with interest on such balance at the Interest Rate shall be paid by Tenant with the Annual Statement. Any overpayment of Percentage Rent disclosed by the Annual Statement shall be applied to the next payment of Base Rent. Each Annual Statement shall include and reflect data necessary for an accurate computa tion of the Percentage Rent due under this Lease for the period covered by such Annual Statement.

                                    (iii)  Throughout the Term, Tenant shall
maintain and keep, or cause to be maintained and kept, at its general offices a full, complete and accurate record and account of all sales of food, beverages, merchandise and services and all sums of money paid or payable for or on account of or arising out of the business transactions conducted at or from the Demised Premises. Tenant shall maintain its books and records substan tially in accordance with generally accepted accounting principles. Tenant shall keep and preserve, or cause to be kept and preserved, the records applicable to any 12-month period for not less than thirty-six (36) months after the Annual Statement in respect of such 12-month period is delivered to Landlord. Tenant agrees that Landlord may inspect Tenant's records relating to the calculation of Gross Receipts (including daily register reports, credit card receipts, all sales tax returns, and portions of income tax returns relating to sales) at the office of Tenant (which shall be located at the Demised Premises or at a location within the Washington, D.C. metropolitan area) upon reasonable advance notice during normal business hours, provided that, with respect to any particular Annual Statement, such inspection is made within thirty-six (36) months after the Annual Statement is delivered to Landlord and is limited to the period covered by such Annual Statement. Any claim made by Landlord for revision of any Annual Statement or for additional Percentage Rent, which claim is not made to Tenant within thirty-six (36) months after the date when the Annual Statement is delivered to Landlord, shall be and hereby is waived by Landlord. If it is ultimately determined that there was an error in any of Tenant's statements prejudicial to Landlord's receipt of Percentage Rent, Tenant shall pay any differential, plus interest at the Interest Rate from the time such Percentage Rent was to have been paid until actually paid, on demand as Additional Rent and if such difference is in an amount equal to more than five percent (5%) of the amount of Percentage Rent reported by the Annual Statement for the period covered by the Annual Statement, the expenses of Landlord's audit shall be paid on demand as Additional Rent by Tenant. Otherwise, the expenses of Landlord's audit shall be paid by Landlord. In the event of any disagreement in regard to any claimed revisions, the parties shall submit the disagreement

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to a certified public  accountant  chosen  mutually whose  judgment shall be binding, with the costs of this procedure to be borne equally by the parties.

                      (3) For purposes of this Lease, the term "Gross Receipts" shall mean all amounts charged by Tenant and by all licensees, concessionaires and sublessees of Tenant, arising from all business conducted upon or from the Demised Premises, whether such business be conducted by Tenant or by any licensee, concessionaire or sublessee of Tenant, whether such sales shall be credit or cash sales or otherwise and shall include, but not be limited to, the amounts received from the sale of food, liquor, goods, wares, merchandise and services at or on the Demised Premises. Landlord acknowledges that Tenant's organiza tional structure is such that there may be inventory transfers between Tenant and any Affiliate of Tenant. For purposes of this Lease, an "inventory transfer" is a transfer of inventory to an Affiliate made solely for the convenience of Tenant's business and not for the purpose of consummating a sale which has been made at, in or from the Demised Premises. For purposes of this Lease, an "Affiliate" of any entity is any other entity that controls, is controlled by or is under common control with the first entity or any successor of the first entity. Any and all inventory transfers between Tenant and any Affiliate of Tenant shall be excluded from the term "Gross Receipts." Each sale upon credit shall be treated as a sale for the full price in the month in which such sale shall be made, irrespective of the time when Tenant or its licensee, concessionaire or sublessee shall receive complete or partial payment from its customer. "Gross Receipts" shall not include: (i) sales of merchandise for which cash has been refunded or allowances made on merchandise claimed to be defective or unsatisfactory or on exchanged merchandise or allow ances made on merchandise in connection with promotions and/or discounts; (ii) discounts on the stated sales price which are not actually charged to the customer or employee; (iii) any and all sums collected and actually paid out for any sales or excise tax imposed by any federal, state, municipal or other governmental authority based upon all sales included within the definition of Gross Receipts as required by law, whether now or hereafter in force, to be paid by Tenant or collected from its customers; (iv) any tips collected by employees; and (v) any amounts deposited in pay phones, the jukebox system (including selector boxes at tables), vending machines, and charitable collection boxes.

                  (d) If Tenant fails to pay in the time and manner provided in
Section 3(b) any Rent due hereunder, and such failure to pay continues for ten
(10) days after Tenant receives notice from Landlord thereof, then such Rent shall bear interest at a rate per annum equal to the Interest Rate from the date such Rent became due to the date of the payment thereof by Tenant, but in no event in excess of the highest rate allowed by law. In addition, if Tenant fails to pay any Rent due hereunder after

                                     - 5 -

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receipt of notice and the  expiration of any  applicable  cure period with respect thereto, then Landlord shall be entitled to collect a late payment charge in the amount of Two Hundred Dollars ($200.00) ("Late Payment Charge"). Any written notice to Tenant of a failure to pay Rent timely shall state the amount of Rent and the per diem interest due. No payment by Tenant of any interest or Late Payment Charge shall relieve Tenant from the obligation to make any other payments due under this Section 3 or any other provision of the Lease. Such interest and Late Payment Charge shall constitute Additional Rent due and payable with the next monthly installment of Rent following Tenant's receipt of written notice thereof from Landlord. If Landlord does not bill Tenant for any interest or Late Payment Charge within ninety (90) days of its accrual, such fact shall be deemed a waiver by Landlord of its right to such interest or Late Payment Charge.

         4.       Operating Costs; Real Estate Taxes.

                  (a) Commencing on the Rent Commencement Date and ending on the last day of the Term, Tenant shall pay Landlord, as additional rent, an annual charge representing its contribution to the costs of the maintenance and operation of the Common Areas. Such annual charge (hereinafter called the "Common Areas Charge") shall be computed as follows: the Common Areas Expenses (as hereinafter defined) in each calendar year of the Term shall be multiplied by a fraction ("Tenant's Pro Rata Share"), the numerator of which shall be the Floor Area of the Building and the denominator of which shall be the total Floor Area of all buildings in the Shopping Center except that if any other tenant(s) exercise a right to take over the maintenance of their tracts, the Floor Area of their buildings shall be excluded for so long as such tenant(s) perform such maintenance. Landlord from time to time shall estimate the Common Areas Charge for the remainder of the applicable calendar year and Tenant shall pay the estimated amount in equal monthly installments over the remaining portion of the calendar year. Within ninety (90) days after the expiration of each calendar year, Landlord shall notify Tenant of the actual Common Areas Charge due from Tenant for such calendar year and such statement shall be binding upon Landlord and Tenant, subject to Tenant's right to audit the same pursuant to Paragraph
(c) of this Section 4. If the Common Areas Charge for such calendar year shall be more than the estimated payments by Tenant, Tenant shall promptly pay the difference to Landlord within thirty (30) days after demand. If the Common Areas Charge for the applicable calendar year is less than the estimated payment paid by Tenant for such calendar year, Landlord shall credit Tenant an amount equal to the difference between the estimated payments made by Tenant and the actual Common Areas Charge or refund such overpayment within thirty (30) days in the case of the last year in the Term. If the Rent Commencement Date shall be a day other than the first day of a calendar month, payment for the first month shall be made on a pro rata basis and

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


if the term of this Lease shall end on a day other than the last day of a calendar month, payment for the last month shall likewise be made on a pro rata basis.

                  (b) As used herein, the term "Common Areas Expenses" shall mean the reasonable costs and expenses actually incurred by Landlord in the repair, replacement, maintenance and operation of the Common Areas, as determined, on a consistent basis, in accordance with generally accepted accounting principles and shall include, without limit, the following costs and expenses: charges for electricity for lighting of the Common Areas; the cost of repairing, maintaining, replacing and operating the Common Areas, including electrical and storm sewer systems; the cost of general public liability insurance for the Common Areas; the wages of nonmanagement personnel employed in cleaning sidewalks and parking areas, snow removal, the removal of trash and similar work; the cost of maintaining landscaping, if any, in the Common Areas, including replacement of trees, shrubs, and plants where necessary; the costs of repairing and replacing sidewalks and parking areas (including parking lot striping) after the completion of the Landlord's work to be performed pursuant to Exhibit B; the wages of non-management personnel employed as security personnel and parking area attendants; the cost of snow removal services; the cost of miscellaneous repairs to the Common Areas and to signs and fountains, if any, located therein; the cost of general supplies consumed in the maintenance and operation of the Common Areas; and a general administrative fee (in lieu of any other management fees or administrative overhead) equal to five percent (5%) of the total of all other Common Areas Expenses. There shall be deducted from the Common Areas Expenses proceeds from insurance and warranty claims. In any event, the Common Areas Expenses shall not include (i) the cost of the original site improvements to the Shopping Center, (ii) debt service on indebtedness of Landlord, (iii) Landlord's cost of any utility or other services, if any, separately sold by Landlord to Tenant and/or other occupants in the Shopping Center, (iv) costs incurred by Landlord for alterations, if any, for other tenants, (v) depreciation of the Shopping Center buildings and major components,
(vi) the cost of any maintenance or services with respect to tracts which are excluded from the computation of Tenant's Pro Rata Share, (vii) real estate taxes which are subject to subsection 4(d), and (viii) costs for capital improvements and/or replacements to upgrade existing facilities, but capital costs for replacement of the curbs, sidewalks, drainage, lighting and similar systems and repaving of parking areas and access drives shall be included, except that, if under generally accepted accounting principles, such expenditure is not a current expense, then, the cost thereof shall be amortized over a period equal to the useful life of such improvement, determined in accordance with generally accepted accounting principles, and the amortized cost allocated to each calendar year during the Term, together with an imputed interest amount calculated on the unamortized portion thereof using an interest rate which is two percent (2%) below the Interest Rate at the time of the expenditure, shall be treated as a Common Area Expense.

                  (c) Tenant shall have the right to audit the Common Areas Expenses and Tenant's Real Estate Tax Share for any calendar year at any time within 360 days after the date on which Tenant receives the statement of Common Areas Expenses. Such audit must be performed either by Tenant's own employees or by independent contractors who are being paid on a fixed (as opposed to contingent) fee basis. The cost of any such audit shall be paid by Tenant, except that, if it is ultimately determined that the Common Areas Charge for any calendar year was overstated by more than five percent (5%), then the cost of the audit shall be paid by Landlord. Landlord shall pay to Tenant any overpayment of Common Areas Charge for the calendar year in question within 30 days after the amount of the overpayment has ultimately been established by the audit. If Tenant fails to exercise its right of audit within the 360-day period, the amount of the Common Areas Charge for the calendar year shall be conclusively established as the amount set forth in the statement of Common Areas Expenses for such calendar year delivered by Landlord to Tenant pursuant to subsection (b). If, however, Tenant timely exercises its right of audit, the amount of Common Areas Charge for such calendar year shall be conclusively established as the amount determined as a result of such audit unless, within 180 days after receipt of a report of the same from the auditors selected by Tenant, Landlord shall contest the amount thereof.

                  (d) Tenant shall also pay its share ("Tenant's Real Estate Tax Share") of all taxes, assessments, and other govern mental fees and charges applicable to the Land and the Building, whether federal, state, county, municipal, or other authority, and whether assessed by taxing districts or authorities presently taxing the Land or the Building or the operation thereof or by other taxing authorities subsequently created or otherwise. Real estate taxes for the year in which the Rent Commencement Date occurs and for subsequent calendar years shall be deemed to be the taxes paid in the respective calendar years, even though the levy or assessment thereof may be for a different fiscal year; provided, however, that real estate taxes levied for any period prior to the Rent Commencement Date or after the Lease Expiration Date shall be excluded from Operating Costs. Real estate taxes for each calendar quarter during the Term shall be paid by Tenant at least fifteen (15) days prior to the date such taxes are due to be paid to the applicable governmental body, based upon Landlord's reasonable estimate of such taxes. Tenant's Real Estate Tax Share shall be the taxes for the portions of the Shopping Center not separately assessed times the Floor Area of the Building divided by the Floor Area of all buildings in the Shopping Center which are not separately assessed. Landlord covenants that taxes attributable to parking areas and open space will be equitably apportioned among those portions of the Shopping Center which are separately assessed and those portions of the Shopping Center as to which Tenant's Real Estate Tax Share is computed.

         5.       Taxes on Rental.

                  (a) In addition to the component of Operating Costs respecting taxes, assessments, etc., Tenant shall pay to the appropriate agency any sales, excise, public space rentals and other tax (not including, however, Landlord's income taxes) levied, imposed or assessed on Tenant by any applicable governmental or other taxing authority upon any rental payable hereunder. Tenant shall also pay, prior to the time the same shall become delinquent or payable with penalty, all taxes imposed on its inventory, furniture, trade fixtures, apparatus, equipment, leasehold improvements installed by Tenant (except to the extent such leasehold improvements shall be covered by those taxes referred to in subsection 4(d) hereof), and any other property of Tenant.

                  (b) Tenant may contest the amount or validity of any real estate taxes or any taxes referenced in Section 5(a) by appropriate legal proceeding. However, Tenant shall promptly pay the full amount of such imposition unless such proceeding shall operate to prevent or stay the collection or the imposition so contested without payment of the imposition being required. If such proceeding shall not operate to prevent or stay the collection of the imposition so contested, Tenant shall deposit with Landlord the amount so contested and unpaid, which Landlord shall be entitled to utilize to pay any such assessment or in such other fashion as Landlord may reasonably deem necessary or appropriate to protect the Demised Premises from attachment, levy, or other legal proceeding by any tax authority because of Tenant's failure to pay any such assessment, imposition or charges. Upon the termination of such proceeding, Tenant shall deliver to Landlord proof of the amount of the imposition and any such charges as finally determined, and thereupon Landlord shall, out of the sum so deposited with it by Tenant, pay such imposition and any such charges and shall refund any balance to Tenant. If the sums deposited with Landlord are insufficient to pay the full amount of such imposition and other charges, Tenant shall forthwith pay any deficiency as Additional Rent upon ten (10) days' written notice by Landlord to Tenant. Landlord, at Tenant's sole expense, shall join in any such proceeding if any law shall so require.

         6.       Use of Demised Premises.

                  (a) Tenant will use and occupy the Demised Premises solely for use as a full service sit down restaurant (which shall initially be a Silver Diner) and in accordance with the use permitted under applicable zoning regulations. Tenant will not use or occupy the Demised Premises for any unlawful purpose or in any way which will violate the OEA. Tenant will comply with all of the obligations of the OEA applicable to the Demised Premises except that Landlord shall be responsible for all maintenance and other obligations for the parking and common areas.

                  (b) In regard to the use and occupancy of the Demised Premises, Tenant shall, at its sole cost and expense, (i) maintain the Demised Premises in a clean and orderly condition, and (ii) comply with all laws, ordinances, rules, and regulations of governmental authorities and all reasonable recommendations of Tenant's casualty insurer(s) and other applicable insurance rating organizations now or hereafter in effect.

         7.       Assignment or Subletting.

                  (a) Tenant shall have no right to assign this Lease or sublet all or any portion of the Demised Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Landlord's consent shall not be withheld provided that Tenant is not in monetary default beyond applicable notice and cure periods and that (i) the assignee has a verifiable net worth of at least Fifteen Million Dollars, (ii) the assignee is operating at least six sit down family style restaurants having total Gross Receipts (for all such restaurants as a group) of at least Ten Million Dollars per year, and (iii) Tenant continues as an obligor under the Lease for two (2) years after the assignment.

                  (b) Except as provided in Section 7(e) below, if Tenant desires to assign this Lease or sublet all or any portion of the Demised Premises, Tenant shall give Landlord written notice of Tenant's desire to do so at least thirty (30) days prior to the effective date thereof. At such time, Tenant shall also submit to Landlord with the notice such financial statements and other information to show the then-current net worth and business experience of the assignee or sublessee. Landlord shall have twenty (20) days from the receipt of Tenant's notice to notify Tenant whether it consents to the proposed assignment or sublease. If Landlord fails to respond within such twenty (20)- day period Tenant shall send Landlord a reminder notice and if Landlord fails to respond within five (5) days from the receipt of the reminder notice, such failure shall be deemed Landlord's approval of the proposed assignment or sublease. The reminder notice shall set forth the deemed approval consequence of failure to respond. Landlord expressly agrees and acknowledges that it may not withhold its consent to any proposed assignment or sublet unless it specifically explains its reasons for withholding consent.

                  (c) Except as otherwise specifically provided herein, upon the assignment of this Lease by Tenant, Tenant shall not be released from any of its obligations under the Lease. Upon an assignment complying with Section 7(a), Tenant shall, after such two year period, be released from any and all of its obligations under this Lease except for any obligations accruing prior to such assignment. Except as otherwise specifically provided here in, Landlord and Tenant acknowledge and agree that Landlord shall look primarily to the assignee for relief upon breach of any of the obligations contained in this Lease subsequent to any permitted assignment.

                  (d) Except as otherwise specifically provided herein, neither Tenant nor Tenant's successors or permitted assigns, shall assign, mortgage, give as security, pledge or encumber this Lease, in whole or in part, by operation of law or otherwise, or sublet the Demised Premises in whole or in part, or permit the Demised Premises or any portion thereof to be used or occupied by others, without the prior written consent of Landlord in each instance; provided, however, that upon the request of Silver Diner Development, Inc. or an Affiliate of Silver Diner Development, Inc., Landlord shall not unreasonably withhold its consent to a leasehold mortgage (or collateral assignment of leasehold to a lender) for Silver Diner Development, Inc. or an Affiliate of Silver Diner Development, Inc.

                  (e) Notwithstanding any provision to the contrary contained in this Lease, provided that Tenant is not in monetary default beyond applicable notice and cure periods hereunder, Tenant shall have the right at any time during the Term, without Landlord's consent, to assign the Lease to any Affiliate, franchisee or licensee of Tenant or to any entity with which Tenant merges or consolidates or to any entity which acquires all or substantially all of Tenant's assets provided that no such assignment shall be valid if it is a device to circumvent the restrictions on assignment of this section.

         8.       Repairs and Maintenance.

                  Tenant shall, throughout the Term, at its sole cost and expense, keep and maintain the Demised Premises and Building and all fixtures and personalty located thereon or appurtenant thereto (including, without limitation, the Building roof, foundation, structure and the Building mechanical, electrical, HVAC and plumbing systems) in good order and condition and shall make all necessary and desirable repairs and replacements thereof and shall use all reasonable precaution to prevent waste, damage or injury thereto.

         9.       Initial Site Work.

                  Landlord shall complete the Demised Premises as set forth on Exhibit B. Landlord and Tenant agree that Landlord may complete its work with respect to the Demised Premises after the Lease Commencement Date so long as such work does not interfere with the construction of the Building by Tenant. In this connection, Landlord shall provide reasonable means for construction access and reasonable construction staging areas for Tenant's use in connection with construction of the Building. In the event that Landlord interferes with, or delays, Tenant's construction and completion of the Building, Landlord shall give Tenant a credit of $500 for each day by which Tenant is delayed due to acts or failures of Landlord. In addition, the Rent Commencement Date shall be extended by one day for each such day of delay.

         10. Signs. Tenant shall have the exclusive right to place and maintain signs and other advertising matter upon the Demised Premises subject to applicable law and the OEA. Tenant shall, at its sole cost and expense, maintain such signs and other advertising matter in good condition and repair. Landlord agrees to cooperate with Tenant in Tenant's efforts to secure any required OEA and/or governmental approvals for any such signs and other advertising matter. Tenant's initial signs will be substantially as depicted on the plans referenced in Exhibit C.

         11. Inspection. Tenant will permit Landlord, or its representative, upon reasonable prior notice (except in the case of an emergency when no such notice shall be required), to enter the Demised Premises at any reasonable time and from time to time, without charge to Landlord and without diminution of the Rent payable by Tenant, to examine, inspect and protect the same or to exhibit the same to prospective lenders or purchasers. Landlord shall use reasonable efforts to minimize any interference with Tenant's business in connection with such entry.

         12.      Insurance.

                  (a) Tenant, at its sole cost and expense, shall obtain and maintain in effect, throughout the Term, insurance policies providing at least the following coverage:

                      (1) A commercial general liability insurance policy, with broad form property damage endorsement (or a substantially similar policy), naming Landlord and any mortgagees of the Demised Premises as additional insureds and protecting Landlord, Tenant and the mortgagees against any liability for bodily injury, personal injury, death or property damage occurring upon the Demised Premises, with such policy (together with "umbrella" policies) to afford protection with a combined
single limit of not  less  than $5,000,000   per   occurrence.   The  policy
shall   contain cross-liability and contractual liability endorsements.

                      (2) A policy of fire and extended coverage and additional
broad  perils   insurance  (i.e.,  an  "all  risk"  policy)  (or  a
substantially similar policy) covering all of Tenant's personal property, including contents, furniture, fixtures, and equipment not permanently attached to the Building, for not less than one hundred percent (100%) of the full replacement cost.

                      (3) A policy providing workers' compensation insurance as required by law.

                      (4) A policy of fire and extended coverage and additional
broad  perils   insurance  (i.e.,  an  "all  risk"  policy)  (or  a
substantially similar policy) covering the Building and the improvements and betterments thereto, in an amount not less than one hundred percent (100%) of the full replacement cost of the Building and the improvements and betterments thereto.

                  (b) All insurance policies required to be maintained under the terms of this Lease (i) shall be issued in a form reasonably acceptable to Landlord by a company or companies licensed to do business in the jurisdiction in which the Demised Premises is located; (ii) shall be procured by Tenant for periods of not less than one (1) year; (iii) shall be non-assessable; (iv) shall require thirty (30) days' prior written notice to Landlord of any cancellation or material change affecting Landlord's coverage under such policy; and (v) shall not be prejudiced if the insureds thereunder have waived in whole or in part the right of recovery from any person or persons prior to the date and time of loss or damage, if any, and/or the insurer waives any rights of subrogation against Landlord. Upon Land lord's written request, Tenant shall submit a Certificate of Insurance (or binders) and evidence of payment therefor on or prior to the Rent Commencement Date.

                  (c) Tenant shall pay the premiums of all insurance policies required to be maintained by Tenant hereunder directly to the appropriate insurance companies. Upon Landlord's written request, Tenant shall submit receipts evidencing payment for such insurance policies.

                  (d) Landlord and Tenant hereby each waive and release the other from any and all claims against each other for loss or damage to the Building and other buildings owned by Landlord, and the fixtures, equipment and/or other personal property arising from a risk insured under "all risk" coverage, but only to the extent of such party's actual recovery of losses or damages under such policy.

                  (e) If at any time the type of insurance required to be maintained hereunder becomes generally unavailable (for reasons other than the gross negligence or willful misconduct of Tenant), then Landlord and Tenant will agree on an appropriate substitute whether by insurance, self-insurance or other alternative.

                  (f) Neither the issuance of any policy required hereunder nor the minimum limits specified herein shall be deemed to limit or restrict Tenant's liability under this Lease.

         13.      Indemnification.

                  (a) Tenant shall indemnify and defend Landlord and hold Landlord harmless from and against all loss, cost, expense, claims, damages or liability for or on account of any injury (including death) or damage received or sustained by any person or persons (including Landlord and any employee, agent or invitee of Landlord) to the extent that such loss or liability is caused by reason of any default by Tenant hereunder, or any negligent act, omission or willful misconduct on the part of the Tenant or any agent, contractors, servants or employees.

                  (b) Landlord shall indemnify and defend Tenant and hold Tenant harmless from and against all loss, cost, expense, claims, damages or liability for or on account of any injury (including death) or damage received or sustained by any person or persons (including any employee, agent or invitee of Tenant) to the extent that such loss of liability is caused by reason of any default by Landlord hereunder, or any negligent act, omission or willful misconduct on the part of Landlord or any agent, contractors, servants or employees.

                  (c) If either Landlord or Tenant (the "Indemnitee") is made a party to any litigation commenced against the Indemnitee which falls within the scope of the foregoing indemnities, then the other party (the "Indemnitor") shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred by or imposed upon Indemnitee because of any such litigation, and the amount of such costs and expenses, including reasonable attorneys' fees and court costs, shall be a demand obligation owing by Indemnitor to Indemnitee.

         14. Liability of Landlord. Except for damages caused by the negligence or the intentionally wrongful acts or omissions of Landlord, Landlord shall not be liable to Tenant, its employees, agents, invitees, or customers for any damage, compensation or claim arising from (i) any interruption in the use of the Demised Premises, (ii) the termination of this Lease by reason of the destruction of the Building or a taking or sale in lieu thereof by eminent domain, (iii) any fire, robbery, theft, criminal act and/or any other casualty, or (iv) any damage caused by other persons or occupants of adjacent property, or caused by operations in construction of any private, public or quasi-public work. All personal property of Tenant or others kept or stored on the Demised Premises shall be kept or stored at the risk of Tenant. Notwithstanding anything to the contrary contained in this Lease, the liability of Landlord hereunder shall be limited to its interest in the Demised Premises, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders, principals or other representatives of Landlord) ever be personally liable for any such liability.

         15.      Alterations, Landlord Cooperation.

                  (a) After the Lease Commencement Date, promptly upon obtaining all required governmental licenses and approvals, Tenant shall commence and diligently prosecute to completion the construction on the Land of a Silver Diner restaurant substantially in accordance with Exhibit C. During the Term, Tenant shall have the right, at its sole cost and expense, to make or cause to be made any alterations, betterments or improve ments in or to the Demised Premises ("Alterations") without Landlord's consent, provided that such Alterations do not have a material adverse impact upon the value of the Demised Premises. All Alterations must be constructed in a first class, workmanlike manner. Tenant may, as part of any Alterations, expand the Building by not more than 2,000 square feet of floor area provided that, at the time such expansion is proposed, such floor area has not been previously leased or committed to others by Landlord and is available under applicable zoning, the OEA, and any other applicable restrictions. Tenant will not be required to pay any additional Base Rent due to any such expansion(s) of not more than 2,000 square feet total. The term "Alterations" does not include any furniture, fixtures and equipment, any personal property, or any other similar items. Tenant shall not make any Alterations to the exterior of the Building which (i) are not in good taste, (ii) materially detract from the aesthetically pleasing appearance of the Building, or (iii) violate the OEA or any applicable law, ordinance, regulation or order of a public authority. Tenant will comply with, at its sole cost and expense, and make any Alterations to the Demised Premises (including structural alterations and alterations to the Building systems) as may be necessary to effect compliance with all present and future laws, ordinances, regulations, and orders of any public authority having jurisdiction over the Demised Premises. All Alterations to the Demised Premises, made or installed in or about the Demised Premises by either party shall be surrendered to Landlord with the Demised Premises as a part thereof upon the expiration or earlier termination of the Term.

                  (b) Landlord agrees, within fifteen (15) days after receipt of a written request therefor from Tenant, to execute, acknowledge and deliver (or join with Tenant in the execution, acknowledgement and delivery of), at Tenant's sole cost and expense, any and all (i) applications for licenses, permits, vault space or other authorizations of any kind or character required by any governmental authority in connection with the construction, alteration or repair of any buildings or improvements located on the Demised Premises, (ii) grants or deeds of easements and/or rights of way for public utilities or similar public facilities, which, in Tenant's sole discretion, may be useful and/or necessary in the proper economic and orderly development of the Demised Premises, and (iii) grants or deeds of dedication where such dedication is required by any governmental authority in connection with the construction of buildings or improvements on the Demised Premises. If Landlord fails to execute, acknowledge and deliver (or fails to join with Tenant in the execution, acknowledgement and delivery of) any application, deed or other instrument referred to in this Section 15, within fifteen (15) days after receipt of a written request from Tenant therefor, Tenant shall have the right to execute, acknowledge and deliver any such application, deed or other instrument in the name and on behalf of Landlord, and for that purpose, Landlord hereby irrevocably appoints Tenant as Landlord's attorney-in-fact to execute, acknowledge and deliver any such application, deed or other instrument in the name and on behalf of Landlord. Landlord and Tenant hereby expressly declare that the foregoing power-of- attorney granted by Landlord to Tenant is intended to be, and shall be construed for all purposes as, a power coupled with an interest, shall be and remain in full force and effect throughout the entire term of this Lease, and shall not be revoked or impaired by Landlord's dissolution, bankruptcy, or incapacity or for any other reason. In addition, Tenant shall have the right to seek specific performance of the obligations of Landlord, injunctive relief or other equitable remedies. Tenant agrees to indemnify and hold harmless Landlord from and against all liability and obligation in connection with, or resulting from, the signing of any such document or instrument.

         16. Mechanic's Liens. No work performed by Tenant pursuant to this Lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord, nor shall Tenant be deemed to be the agent of Landlord in performing such work, so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Demised Premises. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor on or about the Demised Premises. If any mechanic's or other lien shall at any time be filed against the Demised Premises by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Demised Premises through or under Tenant, Tenant shall, within thirty (30) business days after receiving notice thereof, cause the same to be discharged of record or bonded to the satisfaction of Landlord, at Tenant's sole cost and expense. If Tenant shall fail to cause such lien to be so discharged or bonded within such thirty
(30)-day period, then, in addition to any other right or remedy of Landlord, Landlord may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord, including reasonable attorneys' fees, incurred by Landlord either in defending against such lien or in procuring the bonding or discharge of such lien, together with interest thereon at the Interest Rate shall be due and payable by Tenant to Landlord as Additional Rent within ten (10) days after Tenant's receipt of notice thereof from Landlord.

         17.      Services and Utilities.

                  (a) Landlord shall, at no cost to Tenant, cause utilities,  as specified on Exhibit B, to be constructed to within five feet of the Building. Such utilities shall include water, sanitary sewer, electricity, natural gas,
and  telephone.   Land  lord  shall  cooperate  with  Tenant  and  execute  such documentation as may be necessary to permit water, sewer, gas and electric utility services to be provided to the Demised Premises with meters to measure Tenant's use of such services.

                  (b) Tenant shall pay for all utilities directly to the appropriate utility company. Landlord shall not be liable in any way to Tenant, and Tenant's obligation to pay Rent shall not be affected, for any failure, interruption, curtailment, stoppage, suspension or defect in the supply or character of the utilities furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Demised Premises or otherwise, except as may be the result of the negligence or the intentionally wrongful acts or omissions of Landlord.

                  (c) In the event natural gas service is unavailable or cannot reasonably be obtained by Tenant, then Landlord hereby consents to the installation of a liquified petroleum gas system (i.e., bottled gas) to service the Demised Premises. Tenant may install such tanks and pipes as are necessary in conjunction with such system at a location to be mutually agreed upon by Landlord, Tenant and the appropriate governmental authorities. Any cost and expenses associated with the installation and use of a liquified petroleum gas system, including any increase in insurance premiums for fire and extended coverage, shall be borne solely by Tenant.

         18.      Damage by Fire or Casualty.

                  (a) In the event any improvements on or forming part of the Demised Premises or Building are damaged or destroyed, partially or totally, from any cause whatsoever at any time during the Term of this Lease, Tenant shall, at its own cost and expense, restore and repair the damaged or destroyed portions of the Demised Premises or Building in conformity with the provisions of this Lease. In restoring and repairing the damaged portions of the Demised Premises, Tenant shall repair, restore, and rebuild the improvements to at least as good condition as existed immediately prior to such damage or destruction and this Lease shall continue in full force and effect. Such repair, restoration and rebuilding (all of which are herein called "repair") shall be commenced within a reasonable time after such damage or destruction (not to exceed ninety (90) days after the casualty) and shall be subject to all the provisions of this Lease relating to construction work by Tenant and shall be pursued diligently to completion. There shall be no abatement of Rent or of any other obligation of Tenant hereunder by reason of such damage or destruction.

                  (b) (1) If at any time during the last two (2) Lease Years of the Initial Term of this Lease or during any Renewal Term the buildings and improvements constructed on the Demised Premises are damaged or destroyed to the extent that it would not reasonably be repaired or restored within ninety (90) days after such damage occurs, then Tenant may elect to terminate this Lease by giving written notice to Landlord within ninety (90) days after the occurrence of such damage or destruction provided Tenant pays to Landlord that portion of the insurance proceeds which are received by reason of such casualty which do not exceed the value of the Building prior to the casualty. For the purposes of the preceding sentence, such insurance proceeds shall not include any business interruption insurance proceeds.

                      (2) In the event this Lease is terminated pursuant to this Section, Tenant will raze and remove all of the damaged improvements and restore such areas to a clean, level and grassed area. If the Lease is not terminated, Tenant shall be obligated to rebuild, restore and repair the damaged or destroyed portions of the Demised Premises as set forth in Section 18(a).

                      (3) The effective date of termination of this Lease shall be the date that Tenant surrenders to Landlord the Demised Premises in conformity with the provisions of this Lease, and pays in full all Rent accrued and due under the Lease as of such date. If Tenant shall terminate this Lease pursuant to this Section, all Rent payable by Tenant to Landlord hereunder shall be prorated as of the termination date, and Landlord shall make an equitable refund of any Rent paid by Tenant in advance and not yet earned.

                  (c) Except as otherwise provided in Section 18(b), Tenant hereby waives any and all rights provided by law to Tenant to terminate this Lease upon the partial or total destruction of the Demised Premises, whether now existing or hereinafter enacted.

         19.      Default of Tenant.

                  (a) Defaults.

                      (1) If (i) Tenant shall fail to pay in the manner provided in Section 3 any installment of Base Rent or any Additional Rent (whether such Additional Rent is being paid on an installment or other basis) payable hereunder, or any other charge due hereunder (although no demand has been made therefor except as expressly required herein), or (ii) Tenant shall breach, violate or otherwise fail to perform any of the other conditions, covenants, agreements or obligations contained herein to be performed by Tenant, or (iii) Tenant shall be liquidated or dissolved (if a corporation or other entity), or (iv) Tenant should cease to operate as a viable restaurant for any consecutive six (6)-month period (other than (A) in order to renovate or refurbish the Demised Premises, (B) in the event of a Force Majeure (as defined in Section 40), or (C) to permit a permitted transferee, pursuant to Section 7, to renovate or refurbish the Demised Premises), then such failure, breach, violation, occurrence or condition shall constitute a default of the Lease.

                      (2) It shall be an Event of Default if a default pursuant to Section 19(a)(1)(i) continues for a period of ten (10) days after written notice thereof to Tenant by Landlord, or a default pursuant to Section 19(a)(1)(ii) or (iv) shall continue for a period of thirty (30) days after written notice thereof to Tenant by Landlord, provided that if such a default under Section 19(a)(1)(ii) or (iv) will take longer than this thirty (30)-day period to cure, Tenant shall have such longer period as may be reasonably required to effectuate such cure, as long as such cure is commenced within such thirty (30)-day period, and such cure is prosecuted diligently to completion.

                  (b) Remedies.

                      (1) Continue Lease. The Landlord may, at its option, continue this Lease in full force and effect, without terminating the Tenant's right to possession of the Demised Premises, in which event the Landlord shall have the right to collect rent and other charges when due. In the alternative, the Landlord shall have the right to peaceably re-enter the Demised Premises on the terms set forth in subparagraph (b)(2) below, without such re-entry's being deemed a termination of the Lease or an acceptance by the Landlord of a surrender thereof. The Landlord shall also have the right, at its option, from time to time, without terminating this Lease, to relet the Demised Premises, or any part thereof, with or without legal process, as the agent, and for the account, of the Tenant upon such terms and conditions as the Landlord may deem advisable, in which event the rents received on such reletting shall be applied (i) first to the reasonable and actual expenses of such reletting and collection, including without limitation necessary renovation and alterations of the Demised Premises, reasonably determined by the Landlord to be desirable, reasonable and actual attorneys' fees, and any reasonable and actual leasing commissions paid (including leasing commissions payable to a partner, officer or shareholder of the Landlord), and (ii) thereafter toward payment of all sums due or to become due the Landlord hereunder. If a sufficient sum to pay such expenses and sums shall not be realized or secured in the Landlord's exercise of its reasonable efforts to mitigate its damages, then the Tenant shall pay the Landlord any such deficiency monthly, and the Landlord may, at the sole cost and expense of the Tenant, including attorney's fees, bring an action therefor as such monthly deficiency shall arise. Nothing herein, however, shall be construed to require the Landlord to re-enter and relet in any event, except as provided by applicable law. The Landlord shall not, in any event, be required to pay the Tenant any sums received by the Landlord on a reletting of the Demised Premises in excess of the rent provided in this Lease. The Landlord's re-entry and reletting of the Demised Premises without termination of this Lease shall not preclude the Landlord from subsequently terminating this Lease as set forth below.

                      (2) Terminate Lease. The Landlord may terminate this Lease by written notice to the Tenant specifying a date therefor, which shall be no sooner than ten (10) days following receipt of such notice by the Tenant, and this Lease shall then terminate on the date so specified as if such date had been originally fixed as the expiration date of the Term. In the event this Lease shall be terminated as provided above, by summary proceedings or otherwise, the Landlord, its agents, employees or representatives may immediately or at any time thereafter peaceably re-enter and resume possession of the Demised Premises and remove all persons and property therefrom, either by summary dispossession proceedings or by other suitable action or proceeding at law without liability for damages therefor. Upon such termination, the Tenant shall remain liable for all rent that would be due hereunder but for such termination, and at the Landlord's option, subject to applicable law, the Landlord may accelerate all amounts of rent due hereunder or that would have been due hereunder but for the occurrence of the event of default; provided, however, that damages shall be computed in accordance with the provisions of
Section 19(b)(4) below.

                      (3) Reimbursement of Landlord's Costs in Exercising Remedies. Landlord may recover from the Tenant, and the Tenant shall pay to the Landlord upon demand, such reasonable and actual expenses as the Landlord may incur in recovering possession of the Demised Premises, placing the same in good order and condition and repairing the same for reletting, all other reasonable and actual out of pocket expenses, commissions and charges incurred by the Landlord in exercising any remedy provided herein or as a result of any event of default by the Tenant hereunder (including without limitation reasonable attorneys' fees).

                      (4) Damages. If this Lease is terminated by Landlord pursuant to Section 19(b)(2), the Tenant nevertheless shall remain liable for any Annual Base Rent and Additional Rent and damages which may be due or sustained by Landlord and all reasonable costs, fees and expenses including, but not limited to, attorney's fees, costs and expenses incurred by Landlord in pursuit of its remedies hereunder, or in renting the Premises to others from time to time (all such Annual Base Rent and Additional Rent, damages, costs, fees and expenses being referred to herein as "Termination Damages") and additional damages (the "Liquidated Damages"), which, at the election of Landlord, shall be an amount equal to the present worth (as of the date of such termination) of Annual Base Rent and Additional Rent which, but for termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Demised Premises, as determined by an independent real estate appraiser named by Landlord, in which case such Liquidated Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For purposes of this paragraph, "present worth" shall be computed by discounting such amount to present worth at a discount rate then in effect at the Federal Reserve Bank nearest to the location of the Shopping Center.

                      If this Lease is terminated pursuant to Section 19(b)(2), Landlord may relet the Demised Premises or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions of free rent and alterations of the Demised Premises) as Landlord, in its absolute discretion, may determine, but Landlord shall not be liable for, nor shall the Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Demised Premises or any failure by Landlord to collect any rent due upon such reletting.

                      (5) Remedies Are Cumulative. The various rights and remedies reserved to the Landlord herein, including those not specifically described by law in force and effect at the time of the execution hereof, are cumulative, and the Landlord may pursue any and all rights and/or remedies, whether at the same time or otherwise.

                      (6) Waiver of Rights of Redemption. To the extent permitted by law, the Tenant waives any and all right of redemption granted by or under any present or future laws if the

Tenant is evicted or dispossessed for any cause or if the Landlord obtains possession of the Demised Premises due to an Event of Default hereunder or otherwise.

                  (c) Effect of Cure. Notwithstanding any provision in this Lease to the contrary, in the event that Tenant cures a default with respect to any matter prior to the institution of litigation by Landlord with respect to such default, whether or not such cure is completed prior to the expiration of any applicable notice and cure periods, the default shall be deemed cured as if it had been cured prior to the expiration of such applicable notice and cure periods, and Landlord shall not have the right to terminate the Lease as a result of such default.

         20. Waiver. If under the provisions hereof Landlord or Tenant shall institute proceedings and a compromise or settlement thereof shall be made with respect to any matter, the same shall not constitute a waiver of any covenant herein contained nor of any of Landlord's or Tenant's rights hereunder with respect to any other matter. No waiver by Landlord or Tenant of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional
Rent shall be deemed to be other than on account of the earliest stipulated Base Rent and Additional Rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Base Rent or Additional Rent or to pursue any other remedy provided in this Lease, except as otherwise provided herein. Tenant hereby expressly waives any and all rights of redemption it may have under applicable law.

         21.      Subordination and Attornment.

                  (a) Landlord warrants and represents that there are no holders of any deeds of trust, mortgages or other security interests (collectively, the "Superior Instruments") covering the Building and/or Land or any interest of Landlord therein (collectively, the "Holders of Superior Instruments"). Landlord shall obtain and deliver to Tenant a non-disturbance agreement substantially in the form of Exhibit E hereto from Key Bank or such other construction lender as Landlord may borrow from within thirty (30) days after the later of (i) the date of this Lease, or (ii) the date of such loan. If Tenant has not received such non-disturbance agreement by such date, Tenant may at its option terminate this Lease by notifying Landlord of such election in writing. In the event of such termination neither party shall have any further rights, obligations or liabilities hereunder.

                  (b) This Lease shall be subject and subordinate to any future Superior Instruments which may from time to time during the Term cover the Building and/or the Land, or any interest of Landlord therein, and to any advances made on the security thereof, and to any refinancings, increases, renewals, modifications, consolidations, replacements, and extensions of any of such future Superior Instruments, provided that, if Tenant is not in default beyond any applicable cure period, then as a condition of such subordination being effective, the Holder of such Superior Instrument shall have executed, acknowledged and delivered to Tenant a non-disturbance agreement substantially in the form of Exhibit E. Upon execution and delivery of such non-disturbance agreement, this Section 21(b) shall be self-operative and no further instrument shall be required to effect such subordination of this Lease. Upon demand, however, Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord, or such Holder of the Superior Instrument may reasonably request.

                  (c) Subject to the provisions of Section 22(a), any Holder of a Superior Instrument shall have the right, unilaterally, at any time to subordinate fully or partially any such Superior Instrument to this Lease. Upon request Tenant shall execute an instrument confirming any such subordination by any Holder of a Superior Instrument. At any time, before or after the institution of any proceedings for the foreclosure of any such Superior Instrument, or sale of the Building under any such Superior Instrument, Tenant shall attorn to such purchaser upon any such sale or the grantee under any deed in lieu of such foreclosure and shall recognize such purchaser or grantee as Landlord under this Lease. Tenant hereby waives the right, if any, to elect to terminate this Lease or to surrender possession of the Demised Premises in the event of the judicial or non-judicial foreclosure of any deed of trust, mortgage, or security agreement (or any transfer in lieu thereof). The foregoing agreement of Tenant to attorn shall survive any such foreclosure sale, trustee's sale, or conveyance in lieu thereof. Tenant shall upon demand at any time, before or after any such foreclosure sale, trustee's sale, or conveyance in lieu thereof, execute, acknowledge, and deliver to Landlord's mortgagee or any successor thereof, any written instruments and certificates evidencing such attornment as such Holder of a Superior Instrument may reasonably require.

         22.      Condemnation.

                  (a) Total Condemnation. If during the Term of this Lease, fee title to all of the Demised Premises or to all of the improvements, or the entire leasehold estate of Tenant is taken under the power of eminent domain by any public or quasi-public agency or entity (a "Total Taking"), this Lease shall terminate as of 12:01 A.M. on the date legal title becomes vested in the agency or entity exercising the power of eminent domain. Thereafter, both Landlord and Tenant shall be released from all obligations under this Lease, except those specified elsewhere herein.

                  (b) Taking - Parking Area. If, at any time during the Term of this Lease, a taking occurs that is less than a Total Taking and said taking affects the Demised Premises' Parking Areas (as identified on the Site Plan), all compensation and damages payable on account of such taking of the Parking Areas shall be paid to Landlord but used, to the extent reasonably needed, to repair any portion of the remaining Parking Areas damaged by the taking and to replace the Demised Premises' Parking Areas taken with other new parking areas for the benefit of Tenant on the portion of the Shopping Center not taken, provided that replacement is then permitted by existing law. Plans and specifications for the replacement parking areas must be first approved in writing by Tenant which approval shall not be unreasonably withheld.

                  (c) Partial Taking - Improvements. If at any time during the Term of this Lease a taking occurs that is less than a Total Taking and said taking affects the Building, all compensation and damages payable for that taking (excluding any portion payable for a taking of parking areas) shall be paid to Tenant but will be used to the extent reasonably needed by Tenant to repair the Building or replace the portion taken with other new improvements on the portion of the Demised Premises not taken, provided that replacement is then permitted by existing law. Plans and specifications for replacing the restaurant must be compatible, in terms of architecture and quality of construc tion, with the portion of the restaurant not taken and must be first approved in writing by Landlord which approval shall not be unreasonably withheld. Notwithstanding anything to the contrary in this paragraph, if any taking renders the remainder of the Demised Premises, in Tenant's good faith judgment, unusable for Tenant's business operations, Tenant may terminate this Lease in the manner prescribed in
Section 22(d) of this Lease.

                  (d) Termination for Partial Taking. Tenant may terminate this Lease for the reasons stated in either Section 22(a) or 22(c) of this Lease, or both, by serving written notice of termination on Landlord within sixty (60) days after Tenant has received from Landlord or from the condemning authority written notice of a definite taking setting forth the date of the taking, and/or a copy of the condemnation proceedings as filed in the appropriate court and the extent and scope of such taking. If Tenant elects to terminate this Lease pursuant to this Section 22, the effective date of termination shall be the earlier of the date of termination specified in the Tenant's notice to Landlord or the date the condemning authority takes physical possession of the portion of the Demised Premises taken by eminent domain. On termination of this Lease pursuant to this paragraph, all subleases and subtenancies in or on the Demised Premises, if any, or any portion or portions of the Demised Premises created by Tenant under this Lease shall also terminate and the Demised Premises shall be delivered to Landlord free and clear of all such subleases and subtenancies. Tenant shall demolish the remainder of the Building and remove all debris from the Demised Premises, but shall not be required to remove site improvements or to landscape the Demised Premises. On termination of this Lease pursuant to this paragraph, both Landlord and Tenant shall be released from all obligations to the other under this Lease except those specified elsewhere in this Lease.

                  (e) Condemnation Award. Any compensation or damages awarded or payable because of the taking of all or any portion of the Demised Premises by eminent domain shall be allocated between Landlord and Tenant and paid in the following priority:

                      (1) All compensation or damages awarded or payable for the taking by eminent domain of any land that is part of the Demised Premises shall be paid to and be the sole property of Landlord, free and clear of any claim of Tenant or any person claiming rights to the Demised Premises through or under Tenant.

                      (2) Improvements constructed or located on the portion of the Demised Premises taken by eminent domain when only a portion of the Demised Premises is taken by eminent domain and Tenant is not entitled to or does not terminate this Lease shall be applied in the manner specified in
Section 22(b) or Section 22(c) toward the replacement of those improvements with equivalent new improvements on the remaining portions of the Demised Premises.

                      (3) All compensation or damages awarded or payable because of the Demised Premises taken by eminent domain when this Lease is terminated because of the taking by eminent domain, whether all or only a portion of the Demised Premises is taken by eminent domain, shall be allocated between Tenant and Landlord as follows:

                                    (i)  Tenant shall be entitled to recover
from any award up to an amount equal to the unamortized cost of the portion of the improvements taken which were constructed by Tenant at the time of the taking.

                                    (ii)  The balance of any award after
deducting the amount described in (i) above shall be the sole property of Landlord.

                                    (iii)  The term "time of taking" as used in
this subparagraph shall mean 12:01 A.M. of whichever of the following shall first occur: the date that title, or the date that physical possession of the portion of the Demised Premises on which the improvements are located is taken by the agency or entity exercising the eminent domain power.

                      (4) Any damages awarded or payable for relocation due to Tenant's termination of the Lease as permitted hereunder shall be the sole and separate property of Tenant.

                  (f) Rent Abatement for Partial Taking. If title and possession of only a portion of the Demised Premises is taken under the power of eminent domain by any public or quasi-public agency or entity during the term of this Lease and Tenant does not or cannot terminate this Lease, then this Lease shall terminate as to the portion of the Demised Premises taken under eminent domain as of 12:01 A.M. on whichever of the following first occurs: the date title is taken, or the date actual physical possession of the portion taken by eminent domain is taken, by the agency or entity exercising the eminent domain power. Furthermore, the Rent payable under this Lease shall, as of that time, be reduced in the same proportion that the area of the portion of the Demised Premises taken by eminent domain bears to the full area of the Demised Premises at that time. Nothing contained herein shall require Tenant to pay any amount out of pocket for the replacement of any improvement; provided, however, there shall be no abatement in the event the taking covers a portion of the Demised Premises that does not adversely affect the improvements.

         23. Covenant of Quiet Enjoyment. Landlord covenants that it has the right to make this Lease for the Term and that Tenant, upon paying Rent and complying with its other obligations set forth in this Lease, shall during the Term freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord.

         24. Sale or Transfer. Landlord may freely sell, assign or otherwise transfer all or any portion of its interest in this Lease or in the Demised Premises, the Building or the Land, and in the event of any such sale or transfer the landlord whose interest is thus sold or transferred (the "Selling Landlord") shall be and hereby is completely released and forever discharged from and in respect of all covenants, obligations and
liability  as Landlord hereunder,   except  for  any  obligations  accruing
prior to such transfer. Thereafter, Tenant shall attorn and be bound to such purchaser with the same effect as though the latter had been the original Landlord hereunder, provided that such purchaser assumes and agrees to carry out the obligations of Landlord hereunder.

         25. No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

         26. No Other Rights Acquired. No rights, privileges, easements or licenses are acquired by Tenant pursuant to this Lease except as herein expressly set forth. This Lease shall not be binding on the parties until and unless this Lease is fully executed and delivered by the parties hereto.

         27. Brokers. Landlord shall pay Legend Properties, Inc. a brokerage commission pursuant to a separate agreement. Landlord and Tenant each represents and warrants one to the other that if either has engaged any other broker or agent in carrying on the negotiations relating to this Lease, it will pay any brokerage commission payable to said broker or agent. Any such broker or agent is identified in the Basic Lease Information. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim or claims for brokerage or other commissions arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

         28. Notices. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered by hand, or by overnight courier, or by telecopier (with telephonic confirmation and follow-up hard copy), or when received (or when delivery is refused) if sent by certified mail return receipt requested, (i) if to Landlord, to Landlord's Address for Notices set forth in the Basic Lease Information, and (ii) if to Tenant, at Tenant's Address for Notices set forth in the Basic Lease Information, unless notice of a change of address is given pursuant to the provisions of this Section 28. Notice shall be deemed to have been given upon receipt or at the time delivery is refused.

         29. Estoppel Certificates. Landlord and Tenant agree at any time and from time to time (but not more than three (3) times in any twelve
(12)-month period), upon not less than ten (10) business days' prior written notice from Tenant or Landlord, as the case may be, to execute, acknowledge and deliver to the other party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the rentals and other charges hereunder have been paid by Tenant or Landlord, (iii) stating whether or not to the best knowledge of Tenant or Landlord, the other party has failed to fulfill any of its obligations under this Lease, and, if so, specifying each such failure of which Tenant or Landlord may have knowledge, (iv) stating the address to which notices to Tenant or Landlord should be sent, and (v) providing such other information as may reasonably be requested.

         30.      Surrender; Holding Over.

                  (a) In the event Tenant gives Landlord notice not more than one hundred twenty (120) days nor less than ninety (90) days prior to the Lease Expiration Date that Tenant, or anyone (including a sublessee) claiming under Tenant, will not immediately surrender the Demised Premises on the expiration of the Term, Landlord, within thirty (30) days of receipt of such notice, shall provide Tenant with written consent (which Tenant expressly agrees may be withheld for any reason) or shall in its sole and absolute discretion notify Tenant that it does not consent to holding over by Tenant or anyone claiming under Tenant beyond the Lease Expiration Date.

                  (b) Tenant agrees that it will not occupy or retain or allow occupancy or retention by any subtenant of possession of the Demised Premises at any time after the expiration of the Term, without the prior written consent of Landlord. In the event that Tenant shall hold over after the expiration of the Term without Landlord's prior written consent, Landlord shall have the right to regain possession of the Demised Premises by any legal process in force at such time. Furthermore, in the event Tenant continues to occupy the Demised Premises after the expiration of the Term without Landlord's prior written consent, Tenant shall then be liable to pay to Landlord, as liquidated damages, an amount equal to one and one-half (1 1/2) times the total Base Rent being paid immediately prior to the Lease Expiration Date, divided by 365, for each day or part of a day that Tenant occupies the Demised Premises after the date of expiration of the Term, plus any other Additional Rent or charges due, reasonable attorneys' fees, costs, and expenses incurred by Landlord in regaining possession of the Demised Premises and to recover said liquidated damages. Holdover occupancy by Tenant shall be subject to all of the terms, covenants, and conditions of this Lease.

                  (c) If, pursuant to the prior written consent of Landlord, Tenant, or anyone (including a sublessee) claiming under Tenant, does not immediately surrender the Demised Premises on the date of the expiration of this Lease, then Tenant shall, by virtue of the provisions hereof, become a Tenant by the month at a monthly rental equal to one hundred fifty percent (150%) of the Rent in effect at the termination of the Lease but otherwise on the same terms and provisions of this Lease. Said monthly tenancy shall commence with the first day next after the Lease Expiration Date. Tenant, as a monthly Tenant, shall be subject to all of the terms, covenants, and conditions of this Lease. In the event Tenant becomes a monthly Tenant under the provisions of this Section 30, such tenancy shall be terminable by Landlord upon thirty (30) days' written notice to Tenant, except in the event of non-payment of Base Rent, Additional Rent, or any other charge or cost, in which case, Tenant shall be deemed to have waived its right to receive any notice to quit.

                  (d) At the expiration or earlier termination of the Term, Tenant shall surrender the Demised Premises, including all Alterations, to Landlord in the same condition as on the Lease Commencement Date, ordinary wear and tear and damage by fire or other casualty excepted.

         31. Right of Landlord to Cure Tenant's Default. If Tenant defaults in the making of any payment or in the doing of any act herein required to be performed by Tenant (other than the payment of Base Rent and Percentage Rent), Landlord may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by Landlord, with interest thereon at the Interest Rate from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute Additional Rent hereunder due and payable with the next monthly installment of Base Rent after Tenant's receipt of notice thereof from Landlord; but the making of such payment or the doing of such act by Landlord shall not operate to cure such default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled, except as otherwise provided herein.

         32. Tenant's Trade Fixtures. All trade fixtures and apparatus leased or owned (whether under an installment sales contract or otherwise) by Tenant and installed in or about the Demised Premises by Tenant shall remain the property of Tenant and shall be removed upon the expiration or earlier termination of the Term, provided that Tenant shall not at such time be in default beyond applicable notice and cure periods of any terms or covenants of this Lease. Tenant retains the right to replace any and all equipment and fixtures in or about the Demised Premises. Tenant shall repair any damage to the Demised Premises caused by the removal of said trade fixtures and apparatus at its sole expense.

         33. Tenant's Personal Property. Landlord shall have a lien (which shall be junior to any equipment financing obtained by Tenant) upon all the personal property of Tenant moved into the Demised Premises as and for security for the payment by Tenant of Rent and the performance by Tenant of the other obligations set forth hereunder as provided by applicable law. Provided that Tenant is not then in default beyond any applicable notice and cure periods, Tenant shall have the right to remove its personal property from the Demised Premises at any time and from time to time. Any personal property of Tenant or any other person which is left at the Demised Premises after the date the Lease has expired or terminated shall be deemed to have been abandoned, and

Landlord shall have the right to declare itself owner and to dispose of it in whatever manner Landlord deems appropriate and Tenant shall not have any right to compensation or claim against Landlord as a result.

         34. Benefit and Burden. Subject to the provisions of Sections 7 and 24 hereof, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and permitted assigns.

         35.      Memorandum of Lease.

                  (a) Landlord and Tenant shall, at the request of either party, execute, acknowledge and deliver to the other party a memorandum of this Lease (the "Lease Memorandum") in recordable form, setting forth the date of this Lease, the names of the parties hereto, the Lease Commencement Date and describing the Demised Premises and Tenant's right to renew this Lease. Said Lease Memorandum shall not in any circumstances be deemed to modify or to change any of the provisions of this Lease. Either party may elect, at the equal expense of Landlord and Tenant, to record the Lease Memorandum.

                  (b) In the event that Landlord and Tenant execute such Lease Memorandum, each party shall after the expiration or termination of the Term, at the request of the other party, execute, acknowledge and deliver a memorandum in recordable form evidencing the expiration or termination of this Lease, and if such party fails to execute such memorandum within fifteen (15) days after the date of such request, such party hereby irrevocably appoints the requesting party its attorney-in-fact to execute and deliver such memorandum on behalf of such party. The requesting party may elect, at its sole expense, to record said memorandum.

         36.      Leasehold Mortgages.

                  (a) The term "Leasehold Mortgage" shall include a mortgage, a deed of trust, a deed to secure debt, or other security instrument by which Tenant's leasehold estate is mortgaged, conveyed, assigned, or otherwise transferred, to secure a debt or other obligation.

                  (b) The term "Leasehold Mortgagee" shall refer to a holder of a Leasehold Mortgage.

                  (c) Notwithstanding anything in Section 7 to the contrary, Tenant shall have the right from time to time, subject to the terms and conditions hereinafter set forth in this Section, to encumber the leasehold estate created by this Lease by one or more Leasehold Mortgages provided that (i) there only be one such Leasehold Mortgage in effect at any one time, (ii) that any such Leasehold Mortgage be granted to an institutional lender, and (iii) that the face amount of any such Leasehold Mortgage may not exceed Tenant's cost (hard and soft) of the Building including all site work and improvements. In no event, and under no circumstances, is the Landlord to be required to subordinate Landlord's interest in this Lease or the Demised Premises. No Leasehold Mortgage shall encumber Landlord's fee or reversionary interest in the Demised Premises. Any Leasehold Mortgage granted by Tenant and secured by its leasehold estate created by this Lease shall comply with the following conditions:

                                    (i)   all rights acquired thereunder shall
be subject to each and all of the covenants, conditions, restrictions and provisions of this Lease and to all of the rights and interests of Landlord under the Lease; and

                                    (ii)  upon the expiration of this Lease or
the sooner termination of this Lease for any reason whatsoever, both the Demised Premises and all improvements now or hereafter located thereon is and shall be, except as specifically provided in this Lease, the property of Landlord free and clear of any rights, claims, liens, encumbrances, security interests or charges of the Leasehold Mortgagee.

                  (d) Concurrently with the execution of the Leasehold Mortgage, Leasehold Mortgagee or Tenant shall notify Landlord, in writing of the Leasehold Mortgage, giving the name and address of the Leasehold Mortgagee, together with true and complete copies of the Leasehold Mortgage, and the note or other obligations secured by such Leasehold Mortgage and any other documents pertinent to the Leasehold Mortgage. Thereafter, Tenant, at Tenant's expense, shall provide Landlord a copy, from time to time, of each amendment or other modification or supplement to the Leasehold Mortgage documents.

                  (e) Provided Landlord has been notified of the existence of a Leasehold Mortgage, Landlord, when giving notice to Tenant with respect to any default hereunder, or with respect to a matter which may predicate or claim a default, shall also mail a copy of such notice to any such Leasehold Mortgagee at the most recent address given to Landlord pursuant to subsection 36(d) hereof. No notice of default shall be effective against Leasehold Mortgagee unless a copy thereof has been delivered to Leasehold Mortgagee pursuant to the provisions of this subsection 36(d). All notices by Landlord to the Mortgagee pursuant to this Section shall be in writing and shall be given pursuant to the provisions of Section 28 of this Lease.

                  (f) If Tenant shall default in the performance of any of the terms, covenants, agreements and conditions of this Lease on the Tenant's part to be performed or observed, any Leasehold

Mortgagee shall have the right, within the same period available to Tenant under this Lease for curing such default.

                  (g) Landlord shall not terminate this Lease because of any default or breach hereunder on the part of Tenant if the Leasehold Mortgagee under such Mortgage, within thirty (30) days after delivery of written notice (the "Termination Notice") to the Leasehold Mortgagee by Landlord stating that Tenant has failed to cure any default or breach hereunder within the applicable cure period and notifying Leasehold Mortgagee of Landlord's intention to terminate this Lease for such default or breach, has cured such default or breach or, with regard to non-monetary defaults only, has commenced to perform the necessary actions (in the event that the default or breach would take longer than thirty (30) days to perform) to cure such default or breach and diligently pursue them to completion. Notwithstanding the foregoing, if such default or breach is not susceptible of being cured by Leasehold Mortgagee until it has secured possession of the Demised Premises, Landlord shall not terminate this Lease because of such default or breach on the part of Tenant if the Leasehold Mortgagee, within sixty (60) days after delivery of the Termination Notice, has notified Landlord, in writing (the "Foreclosure Notice"), that the Leasehold Mortgagee has instituted, and will thereafter diligently pursue to completion, steps and proceedings for the exercise of the power of sale under and pursuant to the Leasehold Mortgage in the manner provided by law (or an assignment in lieu thereof); agrees to keep and perform (and undertake in writing with Landlord to keep and perform) all of Tenant's covenants and conditions of this Lease (except for those which Leasehold Mortgagee cannot keep and perform without obtaining possession of the Demised Premises but only during the time and to the extent the same cannot be kept and performed by Leasehold Mortgagee) until such time as Tenant's leasehold shall be sold upon foreclosure pursuant to the Leasehold Mortgage or shall be released or reconveyed thereunder, but in no event longer than twelve (12) months from the date of delivery of the Foreclosure Notice to Landlord; provided, however, that if the holder of the Leasehold Mortgagee shall fail to comply with any and all of the conditions of this Section and such failure by Leasehold Mortgagee has not been cured within thirty (30) days after delivery of written notice to the Leasehold Mortgagee by Landlord, then and thereupon Landlord shall be released from the covenants of forbearance herein contained; and provided further that Landlord shall be required to forebear from terminating this Lease only so long as Leasehold Mortgagee pays all Rent as and when it becomes due hereunder; and only so long as Leasehold Mortgagee is keeping and performing all of Tenant's covenants and conditions of this Lease (except for those which Leasehold Mortgagee cannot keep and perform without obtaining possession of the Demised Premises but only during the time and to the extent the same cannot be kept and performed by Leasehold Mortgagee).

                  (h)  Landlord  shall  accept  the   performance  by  Leasehold
Mortgagee of its obligations under this Section as though the same has been done or performed by Tenant.

                  (i) Landlord and Tenant agree that the making of a Leasehold Mortgage, which complies with all of the terms and conditions of this Article, shall not be deemed to constitute an assignment or transfer of this Lease or of the leasehold estate created by this Lease, nor shall any Leasehold Mortgagee, solely as the beneficiary of such Leasehold Mortgage, be deemed to be an assignee or transferee of this Lease or of the leasehold estate created by this Lease so as to require such Leasehold Mortgagee, as such, to assume the performance of the terms, covenants, or conditions on the part of Tenant to be performed, hereunder.

                  (j) Provided that this Lease has not theretofore been terminated, Landlord and Tenant agree that if the Leasehold Mortgage shall be foreclosed, or the leasehold estate created by this Lease otherwise acquired under the Leasehold Mortgage (which foreclosure or acquisition may be in the name of the Leasehold Mortgagee or in the name of Leasehold Mortgagee's nominee such as the trustee under a deed of trust), the Leasehold Mortgagee shall be deemed to be an assignee or transferee within the meaning of this Section and shall be deemed to have agreed to perform and be bound to each and all of the terms, covenants, conditions and obligations of this Lease which have accrued and thereafter accrue under this Lease, but only for so long as Leasehold Mortgagee (or its nominee) holds title to the leasehold created by this Lease. In the event of a foreclosure:

                                    (i)   the written consent of Landlord shall
not be required to a transfer of the title to the leasehold created by this Lease to the Leasehold Mortgagee (or its nominee);

                                    (ii)  Leasehold Mortgagee shall forthwith
give notice to Landlord in writing of any such transfer of title to Leasehold Mortgagee (or its nominee) setting forth the name and address of the Leasehold Mortgagee (or its nominee), the effective date of the transfer and the express written agreement of the Leasehold Mortgagee (or its nominee) that, so long as Leasehold Mortgagee (or its nominee) holds title to the Tenant's leasehold estate under this Lease (but not thereafter), Leasehold Mortgagee (or its nominee) shall assume and agree to perform and be bound by each and all of the terms, covenants, conditions and obligations of this Lease which have accrued and thereafter accrue under this Lease, together with a copy of the document by which such transfer was made; and

                                    (iii) the Landlord shall have the right to
acquire the Leasehold by paying the Leasehold Mortgagee the full unpaid amount secured by the Leasehold Mortgage provided Landlord makes such payment within thirty (30) days after receiving notice of the transfer of title.

                                    If the Leasehold Mortgagee (or its nominee)
shall fail or refuse to comply with any and all of the conditions of this Section and such failure continues for more than thirty (30) days after notice to Leasehold Mortgagee, then and thereupon, and without further notice to the Leasehold Mortgagee (or its nominee), Landlord may terminate this Lease in accordance with its terms.

                  (k) Provided that this Lease has not theretofore been terminated, and provided further that the Leasehold Mortgagee has performed its obligations under subsection 36(g) hereof, in the event of a foreclosure of the Leasehold Mortgage (or an assignment in lieu thereof) any assignment or transfer of this Lease to a party other than the Leasehold Mortgagee (or its nominee) shall not be effective or deemed valid unless, at or before the time of such assignment or transfer, the transferee meets the criteria set forth in Section
7. Except as permitted by Section 7 and this Article hereof, neither Tenant nor any Transferee shall further assign or transfer its interest in this Lease.

                  (l) For purposes of this Lease, a "Qualifying Mortgage" shall mean a first Leasehold Mortgage which complies with the following requirements: the Leasehold Mortgagee is an "Institutional Lender", or any affiliate, parent or subsidiary of an Institutional Lender (for purposes of this Lease the term "Institutional Lender" shall mean (1) a lender whose policies are subject to the supervision of the Controller of the Currency, the Federal Reserve Board or any state banking commission or department of insurance; or (2) with respect to pension or profit sharing funds or trusts, such funds shall be deemed Institutional Lenders if the fiduciary of the fund or trust is an institution which qualifies as an Institutional Lender under subsection, or if the employer for whose employees the fund or trust was established is a publicly held company listed on any nationally recognized stock exchange). Upon the termination of this Lease for any reason, excluding however a termination due to a breach by Leasehold Mortgagee of its obligations under this Section and the Leasehold Mortgagee of the Qualifying Mortgage shall have the right, in addition to the rights contained in subsection 36(k), to demand a new lease of the Demised Premises, exercisable by notice in writing to Landlord within sixty (60) days after the giving of notice by Landlord to the Leasehold Mortgagee of such termination, provided that on or before the delivery of such new lease the Leasehold Mortgagee has paid to Landlord all Rent which (i) was unpaid prior to the termination of this Lease, and (ii) would have accrued hereunder after the termination of this Lease had this Lease remained in full force until the time of such delivery. The new lease shall continue for the balance of the

Term remaining as of the date of termination, at the rent and upon all of the other terms, provisions, covenants and agreements set forth in this Lease (including without limitation any unexecuted Renewal Options). Any new lease may, at the option of Leasehold Mortgagee, name as tenant the Leasehold Mortgagee or a nominee of Leasehold Mortgagee, provided that the nominee meets the criteria set forth in Section 7. In the event of the election by a Qualifying Mortgagee to enter into a new lease with Landlord, Tenant shall, and does hereby waive all rights it may have to redeem its leasehold interest under this Lease or to reinstate this Lease. It is the intent of Landlord and any Qualifying Mortgagee that such new lease shall have the same priority as this Lease, and Landlord covenants that it shall not take any affirmative action on its part which would frustrate or defeat the foregoing intent; provided, however, that nothing contained in this Section shall render Landlord liable to the Leasehold Mortgagee of the Qualifying Mortgage and/or the tenant under the new lease if Landlord is unable to deliver physical possession of the Demised Premises by reason of the failure of Tenant, or anyone holding the Demised Premises (or any part thereof) to surrender possession thereof.

         37. Landlord or Tenant as an Individual or Partnership. If Landlord or Tenant or any successor in interest to Landlord or Tenant shall be an individual, corporation, joint venture, tenancy in common, firm or partnership, general or limited, there shall be no personal liability on any employees, officers, directors or other individuals, of the Landlord or Tenant, their successors, partners, or Affiliates with respect to any of the provisions of this Lease, any obligation arising therefrom or in connection therewith. Nothing in this Section 37 shall be construed to limit the liability of Landlord or Tenant hereunder.

         38. Mortgagee Protection. Tenant agrees to give any mortgagee(s) and/or trust Landlord holder(s), by certified or registered mail, postage prepaid, return receipt requested, a copy of any notice of any failure by Landlord to fulfill any of its obligations under this Lease served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that the mortgagee(s) and/or trust deed holder(s) shall have such time as may be reasonably necessary to cure such failure as long as any mortgagee(s) and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such failure.

         39. Non-Competition. Subject to the rights of tenants under leases executed prior to the date of this Lease, Landlord shall not sell or lease to, and shall not permit the operation of, another "diner" or "family-style" restaurant within the Shopping Center during the period of time that Tenant operates a restaurant at the Demised Premises. Tenant shall have the right to seek injunctive relief to enforce its rights under this Section 39.

         40. Excuse for Nonperformance. Either party shall be excused from performing any obligation or undertaking provided in this Lease for a period of time equivalent to the delay caused by the items described below, except the obligations of Tenant to pay Rent under the provisions of this Lease (unless such obligation is abated or modified pursuant to the provisions of Section 22), in the event and so long as the performance of any such obligation is prevented or delayed, retarded or hindered by Act of God, fire, earthquake, floods, explosion, actions of the elements, war,
invasion,  insurance,  riot,  mob violence,   sabotage,  inability  to  procure
or general shortage of labor, equipment, facilities, materials or supplies in the open market, failure of transportation, condemnation, requisition, laws, orders of government or civil military or naval authorities, or any other cause, whether similar or dissimilar to the foregoing not within the reasonable control of such party ("Force Majeure"), excluding however, the inability to obtain monies to perform or fulfill a party's obligations and undertakings.

         41.      Environmental Matters.

                  (a) Landlord represents and warrants to Tenant that, as of the date hereof, there are no Hazardous Materials on or about Demised Premises. Neither Landlord nor Tenant, nor their agents and employees, shall violate or cause to be violated any federal, state or local law, ordinance or regulation relating to the environmental conditions on, under or about the Demised Premises, including, but not limited to, soil and ground water conditions. Neither Landlord nor Tenant, nor their agents and employees, shall introduce, use, generate, store, accept or dispose of on, under or about the Demised Premises or transport to or from the Demised Premises any hazardous wastes, toxic substances or related materials, except normal and usual office and cleaning supplies ("Hazardous Materials"). For the purposes of this Article, Hazardous Materials shall include, but not be limited to substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response, Compen sation and Liability Act of 1980, as amended, 42 U.S.C. Section 9061 et seq.; Hazardous Materials Transportation Act, 49 U.S.C. Section 1802; and Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., asbestos, petroleum hydrocarbons, and any other substances considered hazardous, toxic or the equivalent pursuant to any other applicable laws and in the regulations adopted and publications promulgated pursuant to said laws or any future laws or regulations (collectively, the "Environmental Laws").

                  (b) Landlord or Tenant, as the case may be, shall clean up and remove or cause to be cleaned up and removed from, under or about the Demised Premises any Hazardous Materials it or its agents or employees have or have caused to be introduced, at its sole cost and expense, and shall ensure that such removal is conducted in compliance with all applicable Environmental Laws.

                  (c) Landlord and Tenant shall and do indemnify, defend and hold the other, its successors and assigns harmless from and against any losses (including reasonable attorneys' fees and court costs) which Landlord or Tenant, or their successors and assigns may sustain or which may arise by reason of Tenant's or Landlord's failure to comply with the requirements of this Section.

                  (d) This Section 41 shall survive the expiration or earlier termination of this Lease.

         42. Landlord's Representations, Warranties and Covenants. Landlord hereby warrants and represents to Tenant and covenants and agrees with Tenant that (i) it has equitable title to the Demised Premises and, on or before December 31, 1996, will acquire good and marketable fee simple title to the Demised Premises free and clear of liens, encumbrances, or other title exceptions except as shown on Exhibit F attached hereto; (ii) the person signing on behalf of Landlord is authorized to do so by any and all necessary partnership and corporate actions; (iii) no litigation has been initiated or, to the knowledge of Landlord, threatened against Landlord or against the Demised Premises which, if adversely determined, would impair Landlord's ability to execute, deliver, and perform this Lease; (iv) neither Landlord, any affiliate of Landlord, nor the Demised Premises is subject to or otherwise bound by any legal requirement or agreement (written or oral) which would be breached, or which would result in the creation or imposition of any title exception applicable to the Demised Premises, by Landlord's execution, delivery, or performance of this Lease; (v) the attached site plan has been approved by all necessary governmental bodies so that, except for building permits, no further governmental approvals need be obtained before Tenant may construct its Building; (vi) Landlord will not seek or consent to any street or alley closing or other action that would eliminate or shut off light, air, or view to or from the Demised Premises or which would infringe upon the No Build Zone surrounding the Demised Premises as shown on Exhibit A (provided that Landlord shall not be required to initiate judicial action to prevent others from so doing), and (vii) although part of the No Build Zone is subject to the lease dated June 21, 1996 between Landlord and Kohl's Department Stores,Inc., (A) Landlord will use its best efforts to assure that the No Build Zone is improved for parking substantially as shown on Exhibit A, and (B) Tenant and its patrons and employees will have the right, in common with patrons and employees of Kohl's, to park in the No Build Zone. Notwithstanding anything to the contrary contained in this Lease, no alterations, renovations, or additions made by Landlord to the Shopping Center shall materially interfere in any way, whether on a temporary or permanent basis, with access to the Demised Premises or the view of the Demised Premises from Route 38, or from the access roads of the Shopping Center shown on Exhibit A, nor shall any such alterations, renovations, or additions materially reduce the number of parking spaces shown in the No Build Zone. Tenant recognizes that Landlord intends to dedicate for highway purposes part or all of the 2.47 acres identified on the Site Plan as "To Be Dedicated." Landlord covenants that it will seek to retain the right to maintain such area and that, if it does retain such right, it will maintain and landscape the area in such a way that the view of the Building is obstructed as little as is practicable. Landlord further covenants that it will promptly seek the consent (pursuant to the OEA) of Dayton Hudson Corporation to the plans of Tenant. If Dayton Hudson fails to give such consent on or before the thirtieth day after the date hereof, Tenant may, upon five days notice to Landlord, terminate this Lease. If neither Landlord nor any affiliate of or successor in interest to Landlord acquires title to the Demised Premises on or before December 31, 1996, this Lease shall automatically terminate and be of no further force or effect.

         43.      Miscellaneous.

                  (a) Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

                  (b) Landlord and Tenant hereby waive their right to a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Demised Premises, and any claim or counterclaim of injury, damage or otherwise by Landlord and Tenant against or with respect to each other.

                  (c) This Lease contains and embodies the entire agreement of the parties hereto, and supersedes and revokes any and all negotiations, arrangements, letters of intent, representations, inducements or other agreements, oral or in writing. No representations, inducements or agreements, oral or in writing, between the parties not contained in this Lease, shall be of any force or effect. This Lease may not be modified, changed, amended, altered or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

                  (d) If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be held by a court of competent jurisdiction invalid or unenforce able, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  (e) Any references in the Lease to the term "day" shall be deemed to mean "calendar day" unless expressly stated otherwise.

                  (f) This Lease shall become immediately binding upon the parties hereto on the Effective Date, notwithstanding that the Term of this Lease shall commence on a future date.

                  (g) The Table of Contents preceding this Lease and the headings of the paragraphs and subparagraphs are inserted solely for conveyance of reference and shall not constitute a part of this Lease, nor limit, define or describe the scope or intent of any provision hereof.

                  (h) This Lease, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the state in which the Demised Premises is located (but not including the choice of law rules thereof).

                  (i) Landlord and Tenant hereby represent and warrant that each is a validly existing and duly created corporation, limited liability company, or partnership in good standing under the laws of the jurisdiction in which it is organized and qualified to do business in the state in which the Demised Premises is located. Landlord and Tenant each hereby represents and warrants that this Lease has been executed and delivered on its behalf pursuant to due authority and that the Lease constitutes the valid and binding obligations of each of them, enforceable against each of them in accordance with its terms.

         IN WITNESS WHEREOF, Landlord and Tenant have each executed this Lease under seal on the day and year hereinabove written.

                                       TENANT

                                       Silver Diner Development, Inc.,
                                         a Virginia corporation

WITNESS:

                                       By:
_________________________                     __________________________________
Name:                                  Name:
_________________________                     __________________________________
Title:                                 Title:
_________________________                     __________________________________



                                       LANDLORD

                                       Cherry Hill Associates L.P.,
                                       a New Jersey limited partnership

                                       By:  Cherry Hill Partner, Inc.,
                                            general partner

WITNESS:

                                       By:    /s/ Eric M. Mallory
_________________________                     __________________________________
Name:                                  Name:
_________________________                     __________________________________
Title:                                 Title:
_________________________                     __________________________________

_________________________  )
                           ) ss:
_________________________  )


                  Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me
                         ,                       of Silver Diner Development,
Inc. personally well known to me and acknowledged that he executed the annexed Lease as the corporate act and deed of Silver Diner Development, Inc.

                  WITNESS my hand and official seal on              ,  199__.

                                                              [SEAL]
                                             -----------------
                                               Notary Public

My commission expires:




_________________________  )
                           ) ss:
_________________________  )


                  Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me
                         ,                         of Cherry Hill Partner, Inc.,
general partner of Cherry Hill Associates L.P. personally well known to me and acknowledged that he executed the annexed Lease as the act and deed of Cherry Hill Partner, Inc. as general partner of Cherry Hill Associates L.P.

                  WITNESS my hand and official seal on              , 199__.




                                                              [SEAL]
                                             -----------------
                                               Notary Public

My commission expires:

                                   EXHIBIT B
                                   ---------

                         CONSTRUCTION RESPONSIBILITIES


         The following sets forth the respective construction responsibilities of Landlord and Tenant with regard to Landlord's obligation to construct certain Site Improvements (hereafter defined) with regard to the Shopping Center, including certain designated work on the Demised Premises and Tenant's responsibility to construct the Building.

         1.       Landlord's Work.

                  (a) Landlord agrees to provide for the design and construction of the Building pad for Tenant's Building, the common pylon sign, detention ponds, on and off site road work, parking areas, common utilities and other common Site Improvements, including landscaping within the Common Areas, all substantially as shown on the Site Plan attached to the Lease. All such work is collectively referred to herein as the "Site Improvements".

                  (b) Landlord shall cause the preparation of plans and specifications in sufficient detail so as to permit the construction of the Site Improvements and shall provide same to Tenant's designated architect or engineer. Landlord shall prepare such plans and specifications so as to be consistent with plans given to Landlord by Tenant showing the location of the utility lines to Tenant's Building.

                  (c) Landlord will apply for and use reasonable efforts to obtain, at its own expense any and all necessary permits and variances that are necessary to construct the Site Improvements, including, without limitation, any such Permits pertaining to utilities, curb cuts, driveways (including ingress and egress to public thoroughfares), and environmental controls. Landlord shall pay all utility hook-up and connection fees required in connection with the Building. Notwithstanding anything herein to the contrary, Landlord shall not be responsible for or obligated to obtain a building permit for the Tenant's Building and Tenant shall be responsible for obtaining the building permit for Building or other improvements to be performed by Tenant at its own expense.

                  (d) Landlord shall provide to Tenant testing results relating to work on the Demised Premises from licenses engineers and/or testing labs for tests conducted by Landlord. All tests must meet or exceed the criteria established in the plans and specifications. Test results, as completed, shall be sent to Landlord and Tenant. Upon completion of the Tenant's building

                                     - 1 -                             EXHIBIT B
pad and site grading, Landlord shall provide a certification statement from a licensed surveyor certifying to Tenant that the Demised Premises has been graded to the elevation required in the plans and specifications.

                  (e) After the awarding of the construction contract(s) by Landlord and receipt of the necessary Permits, Landlord shall cause the commencement and diligent continuance of the construction of the Site Improvements until completion. Landlord shall cause the construction of the Site Improvements serving the Demised Premises (including all parking within the No Build Zone) in two phases, the first phase being the delivery of Tenant's Building pad, staging areas and an access road to such areas from Route 38 (the "Phase One Work"). The Phase One Work shall be substantially completed by April 1, 1997, subject to ss. 40 of the Lease. The remaining Site improvements serving the Demised Premises (the "Phase Two Work"), shall be completed in accordance with the following schedule:

                           (i)      Permanent Utilities to Tenant's Building
                                    - April 30, 1997

                           (ii) Substantial completion of remaining Phase Two Work - September 30, 1997,

in each case subject to (section mark) 40 of the Lease.

                  (f) Landlord shall be responsible for the supervision of the construction of the Site Improvements, and shall use reasonable efforts to advise and consult with Tenant as to material elements of the work and its progress. Tenant and its designated architect and/or engineer, at its own expense, may visit the job site to inspect the progress and performance of the work and the materials being incorporated into the Site Improvements.

                  (g) In connection with the construction of the Site Improvements by or on behalf of Landlord, Landlord shall not create or suffer to be created or to remain, and shall discharge, any mechanic's, laborer's or materialmen's lien which shall become a lien upon the Demised Premises or any part thereof. If any mechanic's, laborer's or materialmen's lien shall at any time be filed against the Demised Premises or any part thereof arising from work performed on behalf of Landlord, Landlord, within thirty (30) days shall cause such lien to be discharged of record by payment, deposit, bond, order of court of competent jurisdiction or otherwise.

                  (h) The Site Improvements shall be deemed "completed" after the completion of all work and certification of such completion by Landlord's engineer. The Site Improvements shall be deemed "substantially completed" upon the completion of all

                                     - 2 -                             EXHIBIT B
such work, except for minor items which do not materially detract from the usability of such item or are of a seasonal nature (such as landscaping or striping and the final coat of asphalt on the parking area and the interior roads in the Shopping Center), commonly referred to as "punch list" items and certification of such by Landlord's engineer. Landlord shall diligently complete all punch list items.

                  (i) Landlord will perform the Site Improvements in a manner reasonably designed to minimize any interference with the construction of the Tenant's Building. In the event that during the construction of the Building, the construction activities of Landlord, or the progress of the same, as required by Section 1(e), interferes with or delays the construction activities of the Tenant, Tenant shall notify the Landlord, in writing, of the same, specifying exactly what construction activities of Landlord are the source of the problem or what portion of Landlord's work needs to be performed to avoid such delay. Landlord will have forty-eight (48) hours after its receipt of the foregoing notice to stop or commence to diligently cure the matters raised by Tenant in its notice. Should Landlord fail to do so, or should Landlord, having commenced such cure, fail to diligently complete it, Tenant shall be entitled to a credit against Rent of Five Hundred Dollars ($500) for each day or partial day Tenant is delayed by Landlord.

         2.       Tenant's Work.

                  (a) Tenant has delivered to Landlord its general design elevations which include Tenant's proposed general physical characteristics of the Tenant's Building, exterior materials, exterior color scheme and building heights. Landlord has approved the construction of a restaurant substantially in accordance with the plans listed on Exhibit C. The Tenant's Building shall be a one story sit down restaurant containing not more than 5,900 Gross Leasable Floor Area, and having a maximum height of thirty (30) feet. Tenant has delivered to Landlord a plan which depicts the location of all utilities entering the Tenant's Building and will deliver detailed plans for the same within fifteen (15) days after the date hereof.

                  (b) Tenant shall commence the construction of the Tenant's Building no later than the 60th day after the last to occur of: (i) the Lease Commencement Date, (ii) completion of the Phase One Work, and (iii) delivery of possession of the Demised Premises. Tenant shall diligently pursue such construction to timely completion and shall promptly fixture and open such restaurant to the public under the initial trade name "Silver Diner". The construction of the Tenant's Building shall be performed in a good and workmanlike manner in accordance with sound professional standards and with the provision of this Agreement, in compliance with all governmental authorities. All

                                     - 3 -                             EXHIBIT B
materials used in the construction of the Tenant's store shall be of new, commercial grade and first class quality.

                  (c) Tenant shall apply for and use all reasonable efforts to obtain, at its own cost and expense, any and all necessary permits that are necessary to construct the Tenant's Building except those that Landlord must obtain to construct the Site Improvements. Landlord must obtain the permits to construct the Site Improvements as a precondition to Tenant commencing construction of the Tenant's Building.

                  (d) All contracts of Tenant shall provide for the coordination and cooperation of such contractor with Landlord in completing the Site Improvements and other construction work on the Shopping Center, including any space to be erected by Landlord or its tenants. Tenant shall perform its construction in a manner reasonably designed to minimize any interference with the construction taking place simultaneously on the balance of the Shopping Center or the operation of stores then open for business. In the event that during the construction of the Building, the construction activities of Tenant, or the progress of the same, interferes with or delays the construction activities of the Landlord, Landlord shall notify the Tenant, in writing, specifying exactly what construction activities of Tenant are the source of the problem or what portion of Tenant's work needs to be performed to avoid such delay. Tenant will have forty-eight (48) hours after its receipt of the foregoing notice to stop or commence to diligently cure the matters raised by Landlord in its notice. FURTHER, IN CONSTRUCTING THE TENANT'S BUILDING, TENANT SHALL ONLY UTILIZE SUCH LABOR AS SHALL WORK IN HARMONY WITH AND WITHOUT CAUSING LABOR DISPUTES OR STRIKES WITH ANY OTHER CONTRACTORS AND LABOR THEN BEING USED IN THE SHOPPING CENTER AND TENANT SHALL, WITHIN FIVE (5) DAYS AFTER LANDLORD'S REQUEST, CAUSE THE REMOVAL FROM THE DEMISED PREMISES OF ANY CONTRACTORS AND LABOR UTILIZED BY TENANT WHICH RESULTS IN ANY LABOR STOPPAGE, STRIKE, LOCKOUT, OR LABOR DISPUTE AFFECTING THE SHOPPING CENTER. Notwithstanding the foregoing, in no event shall Tenant be expected or obligated to engage in any conduct which is in conflict with or violates any federal, state or local law including, without limitation, the National Labor Relations Act or the regulations thereto.

                  (e) Tenant's construction work shall be properly protected with lights and barricades and secured against accident, storm or any other hazard. Staging for the construction of the Tenant's restaurant shall be confined to the area designated "staging" on the Site Plan. Tenant shall keep all other portions of the Shopping Center substantially free from and unobstructed by debris, equipment materials or supplies related to Tenant's construction work and will use its best good faith commercially reasonable efforts to keep obstruction to a minimum. Tenant shall patch and repair asphalt and cement, if

                                     - 4 -                             EXHIBIT B
necessary, in its staging areas upon demobilization of construction and leave same clean and free of debris. During such construction work, Tenant shall store all trash, debris and rubbish as reasonably directed by Landlord and upon the completion of Tenant's construction work, Tenant shall remove all temporary structures, surplus materials, debris and rubbish of whatever kind remaining on the Demised Premises, the staging areas or other portions of the Shopping Center. Landlord shall be responsible for the removal of rubbish and trash from the Shopping Center caused by Landlord. Landlord and Landlord's architect or engineer shall be given notice of, and may attend any meetings with Tenant's contractors and may visit the job site to observe the progress and performance of the construction work.

                           (f) In connection with the construction of the
Tenant's Building, Tenant shall not create or suffer to be created or to remain, and shall discharge, any mechanic's, laborer's or materialmen's liens which shall become a lien upon Demised Premises or Shopping Center or any part thereof. If any mechanic's, laborer's or materialmen's liens shall at any time be filed against the Demised Premises, the Shopping Center or any part thereof arising from work performed on behalf of Tenant, Tenant within thirty (30) days shall cause such lien to be discharged of record by payment, deposit, bond, order of court of competent jurisdiction or otherwise.

         3.       Indemnity and Insurance.

                  (a) Landlord shall indemnify, defend and save Tenant and its agents, servants, employees, officers and directors harmless from any and all loss, damages, liability, costs and expenses including but not limited to reasonable attorney's fees, and al other sums which Tenant, its agents, servants, employees, officers and directors may pay or become obligated to pay on account of any claim or assertion of liability arising or alleged to have arisen out of any act or omission of Landlord, its agents, contractors, subcontractors, servants, employees, licensees or invitees in connection with construction of the Site Improvements to be performed by or at the direction of Landlord under this Exhibit; provided, however, Landlord shall not be responsible for any such loss, damages, liability, costs or expenses which arise from the act or omission of Tenant, its agents, servants, employees or officers. Notwithstanding the foregoing, in no event shall Landlord be responsible for any lost profits or consequential damages. Tenant shall indemnify, defend and save Landlord and its agents, servants, employees, officers and directors harmless from any and all loss, damages, liability, costs and expenses including but not limited to reasonable attorneys fees, and al other sums which Landlord, its agents, servants, employees, officers and directors may pay or become obligated to pay, on account of any claim or assertion of liability arising or alleged to have arisen out of any act or


                                     - 5 -                             EXHIBIT B
omission of Tenant, its agents, contractors, subcontractors, servants, employees, licensees or invitees in connection with the construction of the Tenant's Building on the Demised Premises; provided, however, Tenant shall not be responsible for any loss, damage, liability, cost or expenses which arise from the act or omission of Landlord, its agents, servants, employees or officers. Notwithstanding the foregoing, in no event shall Tenant be responsible for any lost profits or consequential damages.

                  (b) Landlord and Tenant shall each maintain or cause to be maintained in force a general comprehensive public liability policy or policies of insurance written by one or more responsible insurance carriers licensed to do business in New Jersey insuring against liability for injury to and/or death of any person and/or damage to property of any person or persons in connection with the construction of the Site Improvements to be performed by landlord pursuant to this Agreement, and as to Tenant, the construction of the Tenant's Building, in each case with single limit liability coverage of not less than $1,000,000.00 (plus umbrella coverage for an additional $1,000,000.00). Such policy or policies shall name the other party as an additional insured. Each party agrees to deliver to the other a certificate of insurance evidencing the existence of such policy or policies of insurance. Such certificate will provide that such insurance will not be canceled or materially amended unless thirty
(30) days' prior written notice of such cancellation or amendment is given to the other.

                                     - 6 -                             EXHIBIT B

                                   EXHIBIT C
                                   ---------

                    IMPROVEMENTS TO BE CONSTRUCTED BY TENANT


         Tenant shall construct a Silver Diner restaurant substantially in accordance with the plans and specifications identified as follows:


            Cover Sheet                                   Helbing-Lipp, Ltd.                      September 4, 1996
            Sheet 1 of 3                                  CaptiveAire                             March 8, 1996
            Sheet 2 of 3                                  CaptiveAire                             March 12, 1996
            Sheet 3 of 3                                  CaptiveAire                             March 8, 1996
A-0         Architectural Site Details                    Helbing-Lipp, Ltd.                      September 4, 1996
A-1         Floor Plan                                    Helbing-Lipp, Ltd.                      September 4, 1996
A-2         Finish and Equipment Plan                     Helbing-Lipp, Ltd.                      September 4, 1996
A-3         Reflected Ceiling Plan                        Helbing-Lipp, Ltd.                      September 4, 1996
A-4         Building Sections                             Helbing-Lipp, Ltd.                      September 4, 1996
A-5         Wall Sections                                 Helbing-Lipp, Ltd.                      September 4, 1996
A-6         Elevations                                    Helbing-Lipp, Ltd.                      September 4, 1996
A-7         Roof Plan/Details                             Helbing-Lipp, Ltd.                      September 4, 1996
ID-1        Interior Plan and Details                     Helbing-Lipp, Ltd.                      September 4, 1996
ID-2        Interior Elevations                           Helbing-Lipp, Ltd.                      September 4, 1996
ID-3        Interior Design Details                       Helbing-Lipp, Ltd.                      September 4, 1996
ID-4                                                      Helbing-Lipp, Ltd.                      September 4, 1996
FS-1.1      Foodservice Equipment Plan
            and Schedule                                  Cini-Little Int'l., Inc.                August 27, 1996
FS-1.1D     Foodservice Equipment
            Dimensioned Plan                              Cini-Little Int'l., Inc.                August 27, 1996
FS-1.1M     Foodservice Equipment
            Mechanical Spot Connection Plan               Cini-Little Int'l., Inc.                August 27, 1996
FS-1.1E     Foodservice Equipment Electrical
            Spot Connection Plan                          Cini-Little Int'l., Inc.                August 27, 1996
FS-1.1SC    Foodservice Equipment Special
            Conditions Plan                               Cini-Little Int'l., Inc.                August 27, 1996
FS-2.1      Foodservice Equipment Elevations
            & Details                                     Cini-Little Int'l., Inc.                August 27, 1996
FS-2.2      Foodservice Equipment Elevations
            & Details                                     Cini-Little Int'l., Inc.                August 27, 1996
FS-3.1      Foodservice Equipment Utility
            Loan Schedule                                 Cini-Little Int'l., Inc.                August 27, 1996
FS-3.2      Foodservice Equipment Utility
            Loan Schedule                                 Cini-Little Int'l., Inc.                August 27, 1996
FS-3.3      Foodservice Equipment Utility
            Loan Schedule                                 Cini-Little Int'l., Inc.                August 27, 1996
FS-3.4      Foodservice Equipment Utility
            Loan Schedule                                 Cini-Little Int'l., Inc.                August 27, 1996
S-1         Foundation Plan                               Helbing-Lipp, Ltd.                      September 4, 1996
S-2         Roof Framing Plan                             Helbing-Lipp, Ltd.                      September 4, 1996
M-1         Floor Plan - HVAC                             Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996
M-2         Mechanical Notes & Schedules                  Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996
P-1         Floor Plan - Plumbing                         Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996
P-2         Riser Diagrams                                Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996
P-3         Notes, Schedules and Details                  Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996
E-1         Electrical Notes                              Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996
E-2         Floor Plan - Lighting                         Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996
E-3         Floor Plan - Power                            Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996
E-4         Site Plan and Electrical Panels               Helbing-Lipp, Ltd./
                                                          AJ Engineers                            September 4, 1996

                                   EXHIBIT D
                                   ---------

                        FORM OF FIRST AMENDMENT TO LEASE


          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made this ______ day of ______________, 1997 between CHERRY HILL ASSOCIATES L. P., a New Jersey limited partnership ("Landlord"), and SILVER DINER DEVELOPMENT, INC., a Virginia corporation ("Tenant").


                                R E C I T A L S

          A. Landlord and Tenant executed that certain Lease dated September __, 1996 (collectively referred to herein with all amendments and agreements regarding that certain Lease as the "Lease") with respect to certain Demised Premises located in the Hillview Shopping Center, Cherry Hill, New Jersey, all as more particularly described in the Lease. All terms and definitions used in this Amendment not herein defined are to be given the definition of the term as provided in the Lease, unless specifically stated otherwise.

          B. Section 2(c) of the Lease requires that the Landlord and Tenant execute this Amendment to establish the Rent Commencement Date and the Lease Expiration Date.

          NOW, THEREFORE, in consideration of the foregoing, TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and confessed, Landlord and Tenant hereby agree as follows:

          i. The Rent Commencement Date is the ___ day of __________, 199__ and the Lease Expiration Date is the ___ day of __________, 201__.

          ii. Except as hereby amended, the Lease shall remain unchanged in full force and effect. If there is any conflict between the terms and provisions of the Lease and the terms and provisions of this Amendment, this Amendment shall control.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                       TENANT

                                       Silver Diner Development, Inc.,
                                         a Virginia corporation

WITNESS:

                                       By:
_________________________                     __________________________________
Name:                                  Name:
_________________________                     __________________________________
Title:                                 Title:
_________________________                     __________________________________



                                       LANDLORD

                                       Cherry Hill Associates L.P.,
                                       a New Jersey limited partnership

                                       By:  Cherry Hill Partner, Inc.,
                                            general partner

WITNESS:

                                       By:
_________________________                     __________________________________
Name:                                  Name:
_________________________                     __________________________________
Title:                                 Title:
_________________________                     __________________________________

_________________________  )
                           ) ss:
_________________________  )


          Before me, a Notary Public in and for the jurisdiction
aforesaid, on this date personally appeared before me
                         ,                       of Silver Diner Development,
Inc. personally well known to me and acknowledged that he executed the annexed Lease as the corporate act and deed of Silver Diner Development, Inc.


          WITNESS my hand and official seal on              ,  199__.

                                                              [SEAL]
                                             -----------------
                                               Notary Public

My commission expires:




_________________________  )
                           ) ss:
_________________________  )



          Before me, a Notary Public in and for the jurisdiction
aforesaid, on this date personally appeared before me
                         ,                         of Cherry Hill Partner, Inc.,
general partner of Cherry Hill Associates L.P. personally well known to me and acknowledged that he executed the annexed Lease as the act and deed of Cherry Hill Partner, Inc. as general partner of Cherry Hill Associates L.P.

          WITNESS my hand and official seal on              ,  199__.






                                                              [SEAL]
                                             -----------------
                                               Notary Public

My commission expires:

                                   EXHIBIT E
                                   ---------

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


          THIS  SUBORDINATION,  NONDISTURBANCE AND ATTORNMENT  AGREEMENT is made
and entered into as of the     day of              , 199__,  by and among Cherry
Hill Associates L.P., a New Jersey limited partnership ("Landlord"); __________ _____________________________________, a _______________ corporation ("Tenant");
_____________________, a  _____________________ ("Mortgagee"); and _____________
_____________________ and _______________________ ("Trustees").


                                   RECITALS:
                                   ---------

          A. Landlord is the owner in fee simple of the real property in Cherry Hill, New Jersey described in Exhibit A attached hereto ("Land").

          B. Mortgagee is the owner of the beneficial interest under that certain deed of trust dated _____________, 199__, encumbering the Land to the Trustees, and recorded in the records of the Clerk of the Circuit Court of ____________________, _______________ in Deed Book _______ at Page _____ (the
"Mortgage").

          C. Pursuant to that certain Lease dated ___________________, 1996 the "Lease"), Tenant has leased from Landlord the Land (the Land, together with all improvements now or hereinafter situated thereon are collectively referred to as the "Premises"). The Premises are more particularly described in the Lease, a true copy of which as executed by Landlord and Tenant has been delivered to Mortgagee.

          D. Tenant and Mortgagee desire to confirm certain understandings with respect to the Lease and the Mortgage, and Landlord desires to join herein to evidence its agreement to the provisions hereof.

          NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereby agree as follows:

          1. Approval of Lease. Mortgagee hereby approves the execution of the Lease by Landlord and Tenant.

          2. Nondisturbance; No Joinder. So long as Tenant is not in default (beyond any period granted to Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed:


                                     - 1 -                             EXHIBIT E

                   (a) Tenant's possession of the Premises and Tenant's rights, options and privileges under the Lease, or under any extensions thereof effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by Mortgagee, and Tenant's occupancy of the Premises shall not be disturbed by Mortgagee for any reason whatsoever during the term of the Lease or any such extensions or renewals thereof; and

                   (b) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

          3. Attornment. If Mortgagee succeeds to the interest of Landlord in the Lease by reason of foreclosure, dispossession or other proceedings brought by Mortgagee, or by any other manner, Tenant shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions thereof effected in accordance with any option therefor in the Lease, with the same force and effect as if Mortgagee were the landlord under the Lease, and Tenant does hereby attorn to Mortgage as its landlord. Such attornment shall be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto, immediately upon Mortgagee's succeeding to the interest of Landlord under the Lease. In confirmation of such attornment, Tenant shall execute and deliver promptly any certificate or other instrument which Mortgagee may request; provided, that Tenant shall be under no obligation to pay Minimum Rent, additional rent or other sums payable under the Lease until Tenant receives written notice from Mortgagee that Mortgagee has succeeded to the interest of Landlord under the Lease or that Mortgagee has exercised any right under the Mortgage to collect such payments directly from Tenant. The respective rights and obligations of Tenant and Mortgagee upon such attornment shall be the same as set forth in the Lease.

          4. Mortgagee's Succession. If Mortgagee shall succeed to the interest of Landlord in the Lease, Mortgagee shall be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after Mortgagee's succeeding to the interest of Landlord in the Lease, have the same remedies against Mortgagee for the breach of any agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Mortgagee had not succeeded to the interest of Landlord; provided, that Mortgagee shall not be --

                          (i)    bound by any termination, amendment,
modification or surrender of the Lease without Mortgagee's written consent;


                                     - 2 -                             EXHIBIT E

                          (ii)   bound by any payment in advance of Minimum Rent
or additional rent for more than one month to any prior landlord (including Landlord), unless such advance payment is specifically required under the Lease; and

                          (iii)  liable for any act, omission or default of any
prior landlord.

          5. Subordination. Subject to the provisions hereof, the Lease now is and shall continue to be subject and subordinate to the Mortgage, to any and all renewals and modifications thereof and to all advances made and to be made thereunder, so long as no such renewal or modification shall increase any obligation of Tenant or shall diminish any obligation of Mortgagee or Landlord hereunder or under the Lease. Any such renewal or modification shall nevertheless be subject to and entitled to the benefits of the terms of this Agreement and no further instrument of subordination shall be required. Such subordination shall be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto.

          6. No Oral Modifications. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

          7. Benefit and Burden. All provisions and covenants in this Agreement shall be deemed to touch and concern and run with the Land. This Agreement shall inure to the benefit of, be enforceable by and be binding upon the parties hereto and their respective successors and assigns, including as a successor in the case of Mortgagee any purchaser at a foreclosure sale. The word "Mortgagee" shall include the original Mortgagee named herein and any of its successors and assigns, including any person or entity succeeding to Landlord's interest in the Land or the Lease upon foreclosure of the Mortgage. The word "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Land by voluntary deed, assignment or other disposition or transfer in lieu of foreclosure.

          8. Lease Defined. The word "Lease" as used herein shall be deemed to be the Lease as originally executed by Landlord and Tenant, as amended or modified by written agreements hereafter made, from time to time, between the Landlord and Tenant and consented to by Mortgagee.

          9. Applicable Law; Gender. This Agreement shall be construed according to the laws of the State of New Jersey. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense so requires.


                                     - 3 -                             EXHIBIT E

          10. Trustee. Mortgagee hereby authorizes the Trustee to execute this Agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


WITNESS/ATTEST:


_____________________________________       By:  ______________________________
                                                 Robert T. Giaimo
                                                 President




WITNESS/ATTEST:                             Cherry Hill Associates L.P.

                                            By:  Cherry Hill Partner, Inc.
                                                 general partner


                                                 By:
-------------------------------------               ---------------------------
                                                 Name:
                                                       ------------------------
                                                 Title:
                                                       ------------------------


WITNESS/ATTEST:



                                                 By:
-------------------------------------               ---------------------------
                                                 Name:
                                                       ------------------------
                                                 Title:
                                                       ------------------------


WITNESS/ATTEST:




                                                 By:
-------------------------------------               ---------------------------
                                                 Name:
                                                       ------------------------
                                                 Title:
                                                       ------------------------



                                     - 4 -                             EXHIBIT E

_________________________  )
                           ) ss:
_________________________  )





          Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me __________________________ of _________________ personally well known to me and acknowledged that he executed the Agreement as the corporate act and deed of Silver Diner Development, Inc.

          WITNESS my hand and official seal on              ,  199__.

                                                              [SEAL]
                                             -----------------
                                               Notary Public

My commission expires:




_________________________  )
                           ) ss:
_________________________  )




          Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me ________________________, _________________________ of Cherry Hill Partner, Inc., a New Jersey corporation and the general partner of Cherry Hill Associates L.P., a New Jersey limited partnership personally well known to me and acknowledged that he executed the Agreement as the corporate act and deed of Cherry Hill Partner, Inc. as general partner of Cherry Hill Associates L.P.

          WITNESS my hand and official seal on              , 199__.



                                                              [SEAL]
                                             -----------------
                                               Notary Public

My commission expires:




                                     - 5 -                             EXHIBIT E

_________________________  )
                           ) ss:
_________________________  )



          Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me __________________________ of _________________ personally well known to me and acknowledged that he executed the Agreement as the corporate act and deed of
__________________________________.

          WITNESS my hand and official seal on              ,  199__.

                                                              [SEAL]
                                             -----------------
                                               Notary Public

My commission expires:




_________________________  )
                           ) ss:
_________________________  )



          Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me__________________________ of _________________ personally well known to me and acknowledged that he executed the Agreement as the corporate act and deed of
__________________________________.

          WITNESS my hand and official seal on              , 199__.



                                                              [SEAL]
                                             -----------------
                                               Notary Public

My commission expires:




                                     - 6 -                             EXHIBIT E

                                   EXHIBIT F
                                   ---------

                           EXISTING TITLE EXCEPTIONS


1. Flooding and drainage rights within the lines of, bounding or crossing any natural stream, brook, creek, ditch, drain or other watercourse, if any.

2. Public and private rights in and to any area included within the lines of any street, road, avenue, lane, court, etc., including slope, drainage and grading rights bounding or abutting New Jersey State Highway Route 38.

3. Utility easements presently existing or hereafter created affecting all or any portion of the Shopping Center provided such easements do not materially adversely affect Tenant's use of the Demised Premises and the Common Areas of the Shopping Center.

4. Terms, covenants, conditions, restrictions and reservations contained in the OEA.

5. Agreements executed between Landlord and the owners of adjoining residential apartment buildings with respect to access roads and easements to construct parking areas in the portions of the Common Areas, as set forth in Section 2.5 of the OEA.

6. Any agreement executed between Landlord and the City of Cherry Hill and/or any other governmental body within the State of New Jersey relating to the development of the Shopping Center provided such agreement does not prohibit or restrict the use or occupancy of the Demised Premises for the purposes permitted by the Lease or materially impair the rights of Tenant under the Lease including, but not limited to, Tenant's rights of access to, and use of, the Demised Premises and the common areas of the Shopping Center.

7. Any Fee Mortgage and related financing documents executed by Landlord provided that Landlord has obtained for Tenant the non-disturbance and attornment agreement required by the Lease.

8. Any other agreement executed by Landlord between the date of this Lease and the date the memorandum of this Lease is recorded provided such agreement does not prohibit or restrict the use or occupancy of the Demised Premises for the purposes permitted by the Lease or materially impair the rights of Tenant under the Lease including, but not limited to, Tenant's rights of access to, and use of, the Demised Premises and the common areas of the Shopping Center.